Exhibit 10.18

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks (********) denote omissions.

2013 DISTRIBUTION AGREEMENT

This 2013 Distribution Agreement is made and entered into as of October 12, 2013 (the “Effective Date”), by and between Medtronic Sofamor Danek USA, Inc,, a Tennessee corporation (“MSD”), and RTI Surgical, Inc., a Delaware corporation (“RTI”).

Recitals

WHEREAS, RTI and MSD each acknowledge that the processing and use of human tissue for human transplantation purposes are in the public interest and in the interest of medicine generally, and that this Agreement will enhance these interests through facilitating the availability of processed tissue for use in medical procedures and thereby advance the medical and scientific application thereof;

WHEREAS, up to the Effective Date of this Agreement, RTI and MSD are parties to that certain agreement entitled “Fourth Amendment to First Amended Exclusive Distribution and License Agreement”, having an effective date of September 12, 2006, as amended by the “First Amendment to Exhibit A to the Fourth Amendment to the First Amended Exclusive Distribution Agreement”, having an effective date of May 1, 2009 (the “Prior Agreement”);

WHEREAS, the Prior Agreement would have expired on June 1, 2014;

WHEREAS, the Parties desire to engage in a mutually beneficial relationship beyond the natural term of the Prior Agreement, but on revised terms and conditions reflecting both historical and anticipated changes in market dynamics;

WHEREAS, concurrent with the execution of this Agreement, RTI and MSD desire to terminate, and hereby do terminate, said Prior Agreement, as amended, in accordance with Section 7.2(c) therein; and

WHEREAS, RTI desires to appoint MSD as a distributor of Implants throughout the Territory for use in the Field (each capitalized term as defined below), and MSD desires to accept such appointment in accordance with the terms and conditions of this Agreement.

Agreement

In consideration of the mutual covenants contained in this Agreement, MSD and RTI agree as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

1.1. Definitions.

(a) Terms Defined in this Article. For purposes of this Agreement, including the Recitals above, the following terms shall have the following meanings:

“Adverse Event” means any adverse health event to which an Implant has or may have contributed. The term is generally limited to those events that would be reportable to a Regulatory Authority; e.g., applicable reporting through MedWatch to the FDA (U.S.) or Adverse Reaction/Vigilance Reporting to Competent Authorities (EU).

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“Affiliate” means, when used with reference to a Party, any individual or entity directly or indirectly controlling, controlled by, or under common control with such Party. For purposes of this definition, “control” means (i) the direct or indirect ownership of at least fifty percent (50%) of the outstanding voting securities or other ownership interest of an entity, (ii) the right to control the policy decisions of such entity, or (iii) has the power to elect or appoint at least fifty percent (50%) of the members of the governing body of the entity. Affiliates of MSD include, without limitation, Medtronic Inc. and Warsaw Orthopedics Inc.. Affiliates of RTI include, without limitation, Tutogen Medical GmbH and Pioneer Surgical Technologies Inc.

“Agreement” means this 2013 Distribution Agreement, including its Exhibits attached hereto, as such may be amended from time to time.

“Applicable Industry Standards” means (as applied to MSD and its Affiliates and Marketing Partners as Distributors of Implants, and as applied to RTI and its Affiliates as Manufacturers of Implants) all applicable standards, requirements, rules and codes of the American Association of Tissue Banks, Advanced Medical Technology Association and other industry organizations mutually recognized by the Parties as authoritative bodies governing the conduct addressed in this Agreement, as any of the foregoing may be revised.

“Applicable Laws” means (as applied to MSD and its Affiliates and Marketing Partners as Distributors of Implants, and as applicable to RTI and its Affiliates as Manufacturers of Implants) common law, statutes, ordinances, rules, regulations or orders of any Governmental Authority, including Regulatory Laws, governing the Manufacture and Distribution of Implants, as any of the foregoing may be revised.

“Base Amount” means the cumulative total of Fees received by RTI from MSD for the respective Implants or Implant categories, whichever is applicable, as specified in Exhibit A, during the consecutive twelve (12) calendar month trailing period through May 31, 2012. The Base amount will be deemed automatically adjusted in direct proportion to the annual Fee increases, as specified in Section 4.1.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or obligated by law or executive order to remain closed.

“Change of Control” means a transaction or series of related transactions as a result of which a Person or group of Persons acting in concert directly or indirectly acquires, after the Effective Date, control of a Party such that (i) said Party would meet the definition of an Affiliate of the acquiring Person(s) or (ii) the acquiring Person(s) acquires ownership of all or substantially all of the Party’s assets.

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“CPI” means the consumer price index for all urban consumers, U.S. city average for all items, as published by the United States Department of Labor, Bureau of Labor Statistics.

“End User” means the health care provider (including hospitals and surgical facilities) who acquires the Implants from MSD (or its Marketing Partner) for implantation or administration to a patient.

“Exclusive Territory” means the designated portion of the Territory in which MSD has exclusive rights to Distribute certain specific Implants designated in Exhibit A as exclusive to MSD for such portion of the Territory.

“FDA” means the United States Food and Drug Administration or any successor agency having the administrative authority to grant Marketing Authorization in the United States.

“Fees” means the tissue transfer fees (transfer pricing) to be paid by MSD to RTI for the Implants.

“Field” means marketing efforts targeted to End Users utilizing Implants for spine, general orthopaedic, and trauma surgical applications.

“cGTPs” means current good tissue practices as specified in the Regulatory Laws of the applicable Regulatory Authority, as such Regulatory Laws are in effect at the time of manufacturing and as applicable to RTI (as a tissue processor) and to MSD (as a tissue distributor), including without limitation, Section 361 of the Public Health Services (PHS) Act (42 U.S.C. §264), as amended from time to time, and FDA tissue regulations, including 21 C.F.R. Part 1271, Subparts C and D, as revised from time to time.

“Force Majeure” means any event beyond the affected Party’s reasonable control and without the fault or negligence of the Party seeking to excuse performance, including without limitation acts of God, fire, terrorism, Third Party criminal acts, explosion, weather, delay or loss in transportation, flood, earthquake, storm, war, riot, revolt, act of a public enemy, embargo, civil strife, strike labor dispute, loss or shortage of power, impossibility of performance, impracticability of performance, or shortage in supply of raw materials.

“Governmental Authority” means any country and all states or other political subdivisions thereof and supranational bodies applicable thereto, including the European Union, and all agencies, commissions, officials, courts or other instrumentalities thereof, in which the Implants are Manufactured or Distributed.

“Implants” means the processed and finished human allografts for transplantation listed and described in Exhibit A to this Agreement.

“Insolvency Event” means that the Party has (i) commenced a voluntary proceeding under any insolvency law, (ii) had an involuntary proceeding commenced against it under any insolvency law which has continued undismissed or unstayed for 60 consecutive days, (iii) had a receiver, trustee or similar official appointed for it or for any substantial part of its

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property, (iv) made an assignment for the benefit of creditors or (v) had an order for relief entered with respect to it by a court of competent jurisdiction under any insolvency law. For purposes hereof, the term “insolvency law” means any applicable bankruptcy, insolvency or other similar law now or hereafter in effect.

“Intellectual Property” means all works, including literary works, pictorial, graphic and sculptural works, architectural works, works of visual art, and any other work that may be the subject matter of copyright protection; Trademarks; Confidential Information, including trade secrets; and any foreign and domestic pending patent applications and issued, valid and enforceable patents, including divisions, continuations, continuations-in-part, and other progeny thereof.

“Label” means the display of written, printed or graphic matter either upon the immediate container of any article (i.e., on the outside container or wrapper, if any, of the retail package of the article) or that is easily legible through the outside container or wrapper.

“Laws” has the same meaning set forth for “Applicable Laws”.

“Manufacture” means those functions performed by RTI and/or its Affiliates in their capacity as processors of allograft tissue to produce an Implant, said functions consisting of tissue processing, packaging, storing, sterilizing, labeling, releasing and shipping an Implant in accordance with Applicable Industry Standards, Applicable Laws, and Specifications, as such Applicable Industry Standards, Applicable Laws and Specifications pertain to the foregoing specific functions.

“Marketing Authorization” means, with respect to any country or jurisdiction, the act of the applicable Regulatory Authority that is necessary under applicable Regulatory Laws for the Manufacture, marketing, transfer, and/or Distribution of Implants in that country or jurisdiction, and satisfaction of all applicable regulatory and notification requirements.

“Marketing Partner” means a Third Party that promotes, markets, and/or distributes for fee a Party’s allografts, which may include Implants, or products under a contractual arrangement with that Party (use of the term Marketing Partner is for convenience only, and not intended to imply the existence of a relationship constituting a legal partnership).

“MSD Rights” means all Intellectual Property that is subject as of the Effective Date, or becomes subject during the Term, to MSD’s and/or its Affiliates’ control and that is necessary or useful for the Manufacture and Distribution of the Implants and Licensed Products. For this purpose, MSD shall be considered to control Intellectual Property if MSD owns or has a license to it and also has the right to sublicense such rights to RTI, such rights to sublicense including, without limitation, Intellectual Property rights assigned to Warsaw Orthopedic, Inc.

“Net Revenue” means the aggregate amount of all gross revenue received in the Exclusive Territory charged to Third Parties for Spinal Allografts by RTI or any Affiliate for less (i) amounts repaid or credited in the ordinary course of business, (ii) sales, excise, value added and/or use taxes actually paid by RTI to the extent included in revenue received from Third Parties for Licensed Products, (iii) trade and quantity discounts actually allowed by RTI as customary in the trade, (iv) commissions paid, (v) duties and similar governmental assessments

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paid by RTI to the extent included in revenue received from Third Parties for Licensed Products, and (vi) customary transportation, shipping, and insurance costs to the extent included in the revenue received from Third Parties for Licensed Products.

“Package Inserts/Instructions for Use (IFU)” means information supplied by the manufacturer of an implant or product that includes all the information and/or instructions for the safe use of the Implants. Specifications for Package Insert/IFU content vary with regulatory jurisdiction, but typically include operating instructions, warnings and/or precautions, indications, contraindications, information relative to sterilization, Summary of Records instructions in the event of damage to sterile packaging, cleaning, disinfection information, etc. The Package Insert/IFU must accompany the implant or product in most jurisdictions, except in the U.S. where electronic provision is an alternative.

“Parties” means MSD and RTI.

“Party” means MSD or RTI, as the context requires.

“Person” means any individual, group or entity, including Governmental Authorities.

“Point of Destination” means the location within the Territory for shipment of the Implants as designated by MSD in the applicable Firm Order.

“Recall” means any recall, withdrawal, field correction or removal action with respect to any Implants by RTI or MSD due to safety, efficacy, quality or regulatory compliance concerns, including actions to recover title to or possession of, or to halt distribution of, Implants that previously have been shipped to End Users.

“Regulatory Authority” means, with respect to any country or jurisdiction, any Governmental Authority involved in granting Marketing Authorization or in administering Regulatory Laws in that country or jurisdiction.

“Regulatory Laws” means all Applicable Laws governing (i) the import, export, design, testing, Manufacture, or Distribution of an Implant, (ii) establishing recordkeeping or reporting obligations for Third Party Complaints or Adverse Events, (iii) Recalls or (iv) similar regulatory matters.

“RTI Rights” means all Intellectual Property that is subject as of the Effective Date, or becomes subject during the Term, to RTI’s and/or its Affiliates’ control and that is necessary or useful or is used for the Manufacture and Distribution of the Implants. For this purpose, RTI shall be considered to control Intellectual Property if RTI owns or has a license to it and also has the right to sublicense such rights to MSD.

“Specifications” means, with respect to each Implant, (i) RTI’s design, functionality, processing, storing, packaging, shipping, sterilizing and Labeling used in the Manufacture of Implants, and (ii) any standards, instructions or protocols for processing, testing, storing, packaging, shipping, sterilizing or labeling the Implant set forth in any approved application for Marketing Authorization and any supplements and amendments thereto.

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“Spinal Allograft” means any allograft reasonably anticipated to be used primarily for spinal procedures; provided that the term “Spinal Allograft” shall not include (i) Non-Exclusive Specialty Allografts as indicated on Exhibit A; (ii) allografts listed in Exhibit B attached hereto, with the exception of Cortical Cervical Spacers; (iii) Bone Paste; (iv) stem cell allografts and scaffolds, e.g. map3™; (v) allografts introduced to market after the Effective Date that have been designed by RTI or its Affiliates; or (vi) any allograft whose rights to manufacture or distribute are acquired by RTI from a third party engaged in the manufacture or distribution of spinal allografts pursuant to a bona fide arms-length acquisition or merger transaction closing after September 12, 2006 and involving up-front consideration payable by RTI having a fair market value in excess of ten million dollars ($10,000,000).

“Supply Shortfall” means a failure of RTI to timely supply at least ******** of the Tissue Transfer Orders submitted by MSD under this Agreement for a specific category of Implants (as designated in Exhibit A) for two (2) consecutive months.

“Territory” means the entire world.

“Third Party” means any Person other than the Parties and their Affiliates.

“Third Party Complaint” means any expression by a Third Party of dissatisfaction relating to the identity, durability, reliability, or safety including actual or suspected Implant tampering, contamination, mislabeling or misformulation.

“Trademarks” means all trademarks, service marks, trade dress, logos and trade names, together with all translations, adaptations, derivations and combinations thereof (including all goodwill associated therewith), and all applications, registrations and renewals in connection therewith.

“United States” or “U.S.” means the United States of America, including its territories, commonwealths and possessions.

(b) Terms Defined Elsewhere. Capitalized terms not defined in Section 1.1(a) shall have the meanings specified elsewhere in the text of this Agreement. Those terms include the following:

Term	Section
Binding Forecast	Section 3.1
Claim	Section 10.1
Confidential Information	Section 7.1(a)
Confirmed Order	Section 3.2
Distribute/Distribution	Section 2.1
Distributor	Section 2.1
Effective Date	Opening paragraph
Indemnitee	Section 10.3
Indemnitor	Section 10.3
Initial Term	Section 11.1
Interim Order	Section 3.4

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Term	Section
Licensed Products	Section 2.5(a)
MSD	Opening paragraph
New Implant	Section 2.3(c)
New Implant Notice	Section 2.3(c)
Prior Agreement	Whereas clauses
Renewal Term	Section 11.1
Return Policy	Section 3.6
Rolling Forecast	Section 3.1
RTI	Opening paragraph
RTI Products	Section 2.5
Supply Shortfall Period	Section 2.3(b)
Term	Section 11.1
Tissue Transfer Orders	Section 3.2
TUR	Section 6.4

1.2. Rules of Construction.

(a) Elements of this Agreement. When a reference is made in this Agreement to a Recital, an Article, a Section, or an Exhibit, such reference is to a Recital, Article or Section of, or an Exhibit to, this Agreement, unless otherwise indicated.

(b) Meaning of “Include” and Variations Thereof. Whenever the words “include,” “included,” “includes” or “including” are used in this Agreement, they shall be understood to be followed by the words “without limitation.”

(c) Use of Pronouns. Pronouns, including “he,” “she” and “it,” when used in reference to any Person, shall be deemed applicable to entities or individuals, male or female, as appropriate in any given case.

(d) Headings. Articles, Sections and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of any provision of this Agreement.

(e) Variation on Terms. Standard variations on defined terms (such as the plural form of a term defined in the singular form, and the past tense of a term defined in the present tense) shall be deemed to have meanings that correlate to the meanings of the defined terms.

(f) Currency. The symbol “$” means United States dollars.

ARTICLE II

DISTRIBUTION OF THE IMPLANTS

2.1. Distribution Rights. RTI hereby grants to MSD, and MSD hereby accepts, the right to promote, market, transfer and distribute for fee (collectively, “Distribute” or “Distribution”; MSD being a “Distributor”) the non-exclusive Implants throughout the

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Territory for all uses and applications for which such Implants were distributed in the Prior Agreement, and Implants specified as exclusive to MSD for all uses and applications in the Field with respect to such specified Implants. Such Distribution rights are non-exclusive throughout the Territory to MSD and its Affiliates and Marketing Partners, unless expressly indicated otherwise in Exhibit A. MSD’s Distribution rights include the right for MSD to authorize its Affiliates and Marketing Partners to Distribute Implants to the full extent of MSD’s rights to so Distribute; provided, however, that MSD’s agreements with its Affiliates and Marketing Partners shall contain terms sufficient to require said Affiliates and Marketing Partners to be bound by Medtronic’s Code of Business Conduct which is available on Medtronic’s website: http://www.medtronic.com/corporate-governance/principles-and-ethics/global-business-conduct-policy/index.htm. For reference purposes, the current version of the Medtronic’s U.S. Business Conduct Standards and Code of Conduct is attached hereto as Exhibit C.

2.2. Distribution Activities. MSD will use commercially reasonable efforts to Distribute the Implants in the Territory in the Field. MSD’s Distribution efforts may include development of collateral marketing materials, surgical training, attendance at professional tradeshows, and pre-clinical and clinical studies, at MSD’s cost. MSD shall provide RTI with a reasonable opportunity to review and approve all marketing and collateral materials relating to the Implants, which approval shall not be unreasonably withheld or delayed. MSD shall have sole discretion to establish the transfer fee terms and other terms and conditions in connection with the Distribution of the Implants to MSD’s customers, provided that such transfer fees and other terms and conditions comply with Applicable Laws.

2.3. Right to Compete.

(a) Nothing in this Agreement shall prohibit MSD from manufacturing, marketing or distributing allograft tissue or other products that compete either directly or indirectly, with Implants; provided that the foregoing shall not be construed as conferring any license or other right, by implication, estoppel or otherwise, under any Intellectual Property Rights of RTI.

(b) Supply Shortfall. In the event of a Supply Shortfall with respect to Implants Manufactured by RTI for MSD, MSD shall have the right to utilize Third Party suppliers for the purpose of filling its shortfall with respect to the affected Implants until such time as RTI reasonably establishes its ability to meet and maintain capacity sufficient to meet MSD’s demand for such affected Implants, but in no event will MSD’s right to utilize a Third Party supplier for such purpose be less than one year (the “Supply Shortfall Period”). During a Supply Shortfall Period, MSD will continue ordering affected Implants from RTI to the extent RTI can supply such Implants. MSD shall have a reasonable period of time, not to exceed one (1) year, following the Supply Shortfall Period during which to wind-down its supply arrangement with any Third Party supplier utilized during the Supply Shortfall Period. These temporary rights granted by RTI to MSD in the event of a Supply Shortfall (a “Supply Shortfall License” as further defined in Section 8.3) shall be MSD’s exclusive remedy as to RTI and its Affiliates with respect to any damages allegedly arising from such Supply Shortfall. A Supply Shortfall shall not impact the Parties’ respective rights and obligations with respect to Implants unaffected by the Supply Shortfall. Anything herein to the contrary notwithstanding, no rights granted during a Supply Shortfall Period will extend beyond the earlier of (i) the conclusion of the Supply Shortfall Period (including wind-down), or (ii) the expiration or termination of this Agreement.

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(c) New Implant Notice and Proposal. If MSD seeks to develop and/or distribute any new human allograft-based tissue graft for use within the Field (a “New Implant”) along with seeking development or supply of the New Implant internally or from any Third Party, MSD may request from RTI a development proposal for such New Implant by providing written notice in the form of New Implant request (“New Implant Notice”). Within thirty (30) days after RTI receives the New Implant Notice, RTI shall notify MSD in writing whether it is interested in pursuing a development and/or supply arrangement with MSD for the New Implant. The notification from RTI shall be accompanied by a proposed development timeline and fee (such fee to be estimated in contemplation of Section 8.5(b) if applicable). During the negotiations, MSD will continue to provide RTI with any relevant information regarding the New Implant or that RTI reasonably requests. MSD may continue to negotiate with any Third Party or develop the New Implant internally until such time as terms are reached on the development (see Section 8.5 re. Jointly-Developed New Implants) and/or supply arrangement or the negotiations between RTI and MSD are terminated. All information provided by RTI to MSD in connection with said proposal and negotiation shall be deemed Confidential Information of RTI and will not be used by MSD for any purpose other than for negotiations with RTI. Nothing herein shall require MSD to provide RTI with a right of first offer or first refusal in the development and/or supply of a New Implant.

2.4. Conversion of Exclusive Implants to Non-Exclusive. With respect to Implant categories designated in Exhibit A as exclusive to MSD, such Implant categories shall be converted to non-exclusive in the event of (i) mutual written agreement of the Parties; or (ii) the cumulative Fees received by RTI from MSD for a respective Implant category during any given trailing consecutive twelve (12) calendar months during the Term declines more than ********.

2.5. RTI’s Distribution Rights. During the Term of this Agreement, RTI shall not market or distribute in the Exclusive Territory those Implants which are exclusive to MSD, provided such Implants remain exclusive in accordance with this Agreement. Nothing contained herein shall otherwise limit, prevent or prohibit RTI, including its Affiliates and Marketing Partners, from, as may be applicable, manufacturing, marketing or distributing allografts, products and associated surgical and surgical performance technologies (“RTI Products”), throughout the Territory in the Field.

2.6. Royalty. RTI shall pay MSD a royalty equal to ******** of Net Revenues of Spinal Allografts only throughout the Initial Term of this Agreement. Notice of payments along with the report required under Section 2.7 shall be sent by RTI to MSD address for notices in Section 12.7. All royalty payments by RTI hereunder shall be made in U.S. dollars without deduction or offset.

2.7. Royalty Report. Within 30 days of the end of each calendar quarter, the chief financial officer of RTI shall certify for that quarter in a written report delivered to MSD as to the Net Revenue for Spinal Allografts during such calendar quarter. Simultaneous with the delivery of such report, RTI shall pay the amount of royalties due for the applicable reporting period.

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Further, RTI shall maintain the information described below and copies of such information shall be made available to MSD upon reasonable request:

(a) the identity (by commercial product name, RTI product catalog name or similar indicia) of all Spinal Allograft transferred to Third Parties.

(b) for each identified Spinal Allograft, the number of such allografts transferred during the applicable reporting period and the resulting Net Revenue thereof; and

(c) for each identified Spinal Allograft, RTI’s computation of the royalties due.

2.8. Records. With respect to the royalty and reporting set forth in Section 2.6 and Section 2.7, RTI shall keep accurate records with respect to all Spinal Allografts transferred or disposed of to Third Parties. These records shall be retained for a period of five (5) years from the date of reporting and payment notwithstanding the expiration or termination of this agreement. MSD shall have the right at its expense (except as provided below), with at least four weeks’ advance written notice to RTI, to examine and audit, not more than once in any six month period, and during normal business hours, all records and accounts as may contain information bearing upon the amount and the calculation of royalties payable to MSD under this Agreement. Prompt adjustment shall be made by RTI or by MSD to compensate for any errors and/or omissions disclosed by such examination or audit. If RTI disputes the disclosed error and/or omissions, and provided the Parties are unable to reach a negotiated resolution within two (2) weeks of RTI providing MSD with notice of such dispute, the Parties will engage the services of a mutually agreeable accounting firm to audit the findings, and the results of such audit shall be binding on the Parties. RTI shall bear the initial cost of such audit. If, however, such error and/or omission results in an error to RTI’s benefit exceeding five (5%) of the alleged error and/or omission disclosed by MSD, MSD shall bear the cost of such audit. In the event of an underpayment by RTI to MSD exceeding five percent (5%) of the royalties due and owing in any particular period, RTI shall pay MSD for its out-of-pocket costs and expenses and an additional fee equal to ten percent (10%) of such underpayment. Neither such right to examine and audit nor the right to receive such additional fee shall be affected by any statement to the contrary appearing on checks or otherwise and shall not relieve RTI of it obligations to make the payments required hereunder.

ARTICLE III

TISSUE TRANSFER ORDERS

3.1. Forecasts and Distribution Summaries. On or before the fifth (5th) Business Day of each month, MSD shall issue to RTI a good faith, twelve (12) month rolling forecast reflecting the anticipated quantities and requested delivery dates of the Implants, by catalog number, that MSD expects to order (the “Rolling Forecast”). The first sixty (60) days of each Rolling Forecast (as determined by the requested delivery dates) will be binding on MSD (such portion of the Rolling Forecast being the “Binding Forecast”). Each Binding Forecast will specify the Tissue Transfer Order number(s), if yet submitted, applicable to such Implants covered by the Binding Forecast. The remaining portion of the Rolling Forecast shall be a good faith, non-binding projection used by RTI for purposes of anticipating and facilitating the lead times needed by RTI to supply Implants by the requested delivery date. In addition, MSD will

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provide RTI with a quarterly summary of the number of Implants Distributed by MSD and its Affiliates and Marketing Partners in the prior quarter, as well as a summary of Implants held in their respective inventories.

(a) To the extent the requested quantity of an Implant designated for a given delivery date in the Binding Forecast exceeds by more than ******** the requested quantity for such Implant in the Rolling Forecast for the immediately preceding month (i.e. the month immediately before the requested quantity of the Implant became binding on MSD), such excess above the ten percent increase will not be counted for the purpose of determining a Supply Shortfall.

(b) From time to time, and upon the request of a Party at a mutually agreeable time and location, such agreement not to be unreasonably withheld, the Parties will meet to discuss the status of MSD’s then present inventory of Implants and anticipated future needs.

3.2. Tissue Transfer Orders. MSD will submit to RTI orders for Implants correlating to the Binding Forecast and further specifying the Implant’s Point of Destination and the identity of the MSD Affiliate to be invoiced (“Tissue Transfer Orders”). Tissue Transfer Orders will be firm and binding on MSD. Due to the inherent nature of tissue donation which results in variability in the amount of tissue available from tissue recovery organizations for subsequent transfer to tissue processors, such as RTI, for processing into Implants, each Tissue Transfer Order is subject to acceptance by RTI. Within five (5) Business Days following RTI’s receipt of a Tissue Transfer Order, RTI will notify MSD of the number of Implants accepted for supply to MSD by the requested delivery date (“Confirmed Order”).

3.3. Fulfillment of Orders. RTI will timely deliver to MSD those Implants accepted by RTI in the applicable Confirmed Orders. Timely delivery for purposes of this Agreement will be deemed fulfilled when Implants are delivered to MSD within five (5) Business Days before or after MSD’s requested delivery date. Though recognized by the Parties as an important customer relationship tool, MSD’s Supplier Scorecard shall not be deemed evidence of performance of the terms and conditions of this Agreement. To the extent the number of Implants subject to a Tissue Transfer Order exceeds the number of Implants accepted by RTI in the Confirmed Order, RTI will use commercially reasonable efforts to deliver the excess Implants to MSD as soon as commercially practicable.

3.4. Interim Orders. In addition to Tissue Transfer Orders correlating to the Binding Forecast, MSD may submit additional orders for Implants in excess of the amount specified in the Binding Forecast (an “Interim Order”). RTI agrees to respond in writing to each Interim Order within ten (10) Business Days of receipt, specifying the volumes accepted for production and the estimated date(s) by which said Implants could be delivered. Interim Orders will not be counted for the purpose of determining a Supply Shortfall.

3.5. Shipping. RTI shall package, Label, store and ship the Implants in compliance with Applicable Laws (including cGTPs), all applicable Specifications and in accordance with good commercial and industry practice. The Implants corresponding to Tissue Transfer Orders will be shipped FOB point of origin to the facility designated by MSD in such corresponding Tissue Transfer Order via nationally recognized courier of MSD’s choice, e.g. FedEx or UPS. If

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MSD does not specify a courier, RTI may select among such nationally recognized couriers in its own discretion. Shipments will be made at least once per week at RTI’s sole cost and expense, provided such shipments are to MSD’s facility located in Memphis, Tennessee. MSD shall reimburse RTI for actual and reasonable expenses incurred by RTI in expediting shipments or making additional shipments pursuant to Interim Orders at MSD’s request. MSD shall reimburse RTI for the actual and reasonable difference in increased expenses incurred by RTI for (i) shipments to facilities designated by MSD other than its facility located in Memphis, Tennessee, or (ii) to the extent the shipping charges of a courier selected by MSD are more than ******** greater than FedEx or UPS (whichever is lower) would have charged RTI for the same shipment.

3.6. Nonconforming Implants. MSD shall have a reasonable right of inspection to verify that the Implants conform to the terms of this Agreement. Within fifteen (15) days of MSD’s receipt of Implants at the Point of Destination, MSD shall inform RTI of any claim that a shipment fails to conform. If such notice is not provided to RTI within the prescribed time frame, and except for latent defects, MSD shall be deemed to have accepted the shipment of the Implants as being in conformity with this Agreement. In the event a purported defect in an Implant is detected, regardless of whether such purported defect is discovered during the aforementioned inspection period or is a latent defect, MSD will notify RTI, pursuant to Section 12.7, of any related warranty claim. RTI shall bear all costs of return (including freight and insurance) for defective Implants and shall replace the defective Implant without charge to MSD (including payment of freight and insurance for delivery of the replacement Implant). Returns shall be made in accordance with the return policy set forth in Exhibit D (the “Return Policy”).

(a) Latent Defects. With respect to latent defects, MSD shall promptly notify RTI after receiving notification from an End User of such End User’s discovery thereof, and MSD and such End User shall have the right to reject such Implant. For the avoidance of doubt, and notwithstanding any provision of the Return Policy, MSD shall be permitted to reject Implants due to latent defects at any time after discovery of such latent defects or at any time after receiving notification from a End User of such End User’s discovery of such latent defects. Any notification of rejection to RTI shall state the basis for the rejection.

ARTICLE IV

PAYMENTS AND FEES

4.1. Fees for Implants.

(a) The Fees for Implants ordered by MSD under this Agreement are specified in Exhibit A and those Fees shall be firm through December 31, 2013.

(b) For the 2014 calendar year, the Fees for the Implants shall be adjusted as reflected in the attached Fee schedule. The new Fee will be for grafts ordered after January 1, 2014. Grafts received pursuant to a purchase order issued prior to January 1, 2014, will be invoiced at the Fee in effect at the time of order.

(i) In the event extraordinary cost increases greater than ******** are incurred by RTI in a calendar year due to changes in Laws or ********, RTI and MSD agree to negotiate adjustments to Fees to offset such cost increases. With thirty (30) days’ advance

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written notice to RTI, MSD shall have the right, at its expense, to audit RTI’s records concerning such costs represented by RTI to MSD as having increased more than ******** in a calendar year.

(c) If the Parties are unable to agree on a revised Fee schedule before the commencement of any Renewal Term, then unless and until the Parties subsequently reach a written agreement to amend Exhibit A to reflect fees during the Renewal Term, the new Fees for each calendar year of such Renewal Term shall be equal to the Fees for the immediately preceding calendar year increased by the percentage increase, if any, in the CPI during the 12-month period ending October 31 of such immediately preceding calendar year.

4.2. ********

4.3. Taxes. MSD shall pay, in addition to the Fees, any tax imposed on the Distribution of the Implants from RTI to MSD.

4.4. Payment Terms. Payment from MSD is due to be received by RTI within thirty (30) days of the date of the applicable RTI invoice submitted to MSD.

ARTICLE V

PROCESSING AND SUPPLY

5.1. Inventory. RTI will use commercially reasonable efforts to maintain ******** of Implants in inventory, and an adequate source of unprocessed tissue to meet MSD’s forecasted demand for the Implants.

5.2. ********

5.3. Processing. RTI will Manufacture all Implants in accordance with industry standards, cGTPs, Applicable Laws and the applicable Specifications. RTI will maintain throughout the Term and for the specified shelf-life of the Implant (or for such longer period as may be required by Applicable Laws) accurate and complete records relating to the Manufacture of the Implants, including all records required under Applicable Laws and Applicable Industry Standards.

5.4. Implant Modifications. RTI will not, without written notice to MSD, modify or amend the Implant Specifications or quality procedures for the Manufacture of the Implants in such a manner as to affect the durability, reliability or safety of the Implants. MSD will be allowed reasonable time to comment on the proposed change prior to its implementation. MSD will not be required to agree to any change that, in its reasonable discretion, would adversely impact the quality, safety or efficacy of the Implant.

5.5. Implant Shelf-Life. Implants delivered to MSD under this Agreement shall have at least ******** of their shelf-life remaining as measured from the date of delivery to MSD.

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5.6. Right to Cease Supply. RTI shall have the right to cease supplying MSD with a particular Implant category(ies) if RTI determines, in its own discretion, that such supply of a particular Implant category(ies) to MSD is not economically advantageous for RTI. RTI may exercise its right to cease supply to MSD provided that RTI has provided MSD with at least six (6) months’ advance written notice of its intent to cease supply. Such cessation of supply shall be deemed a Supply Shortfall with respect to the affected Implant category(ies) provided that MSD has place a Tissue Transfer Order for a member of such Implant category(ies) during the one (1) year period immediately preceding RTI’s notification of the cessation of supply.

ARTICLE VI

REGULATORY MATTERS

6.1. Packaging.

(a) Materials. Packaging materials will utilize RTI designs suited to its production capabilities. RTI shall maintain records of packaging Specifications.

(b) Branding. Package branding shall identify RTI as the manufacturer of the Implants and MSD as the distributor. MSD will consult with RTI regarding branding the Implants and package design, aesthetics and Trademarks. Except for any MSD Trademarks included on the packaging to designate MSD as a distributor and any name for the Implants that is or has been conceived or developed by MSD (which shall be the property of MSD), any and all Trademarks, copyrights, or service marks shall be the property of RTI and shall be deemed RTI Rights and works made for hire to the benefit of RTI. RTI shall have sole responsibility for obtaining legal protection of RTI Rights in its own discretion and its own expense. MSD shall cooperate with RTI to obtain and enforce such RTI Rights as may be reasonably requested by RTI.

6.2. Package Inserts. RTI shall develop package inserts in consultation with MSD, and RTI shall maintain records of package insert Specifications.

6.3. Package Labels. RTI shall develop package Labels incorporating MSD requirements into RTI labeling materials and shall maintain records of label Specifications.

6.4. Tissue Utilization Report. RTI shall include its customary Tissue Utilization Report (“TUR”) in the Implant packaging. Returned TUR cards and the information contained therein shall be the property and Confidential Information of RTI.

6.5. Storage Records. RTI and MSD will each retain storage records documenting equipment maintenance, calibration and monitoring for storage of Implants. RTI shall provide handling and storage specifications to MSD. End User storage instructions will be listed in the package insert (Section 6.2, above) and on the package label (Section 6.3, above) that RTI will provide to MSD.

6.6. Distribution Records. MSD will maintain Distribution records sufficient to facilitate tracing of final disposition of Implants to End Users. RTI will have the responsibility for supplying, receiving and maintaining records of returned TUR cards.

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6.7. Registrations and Licenses. RTI and MSD shall maintain appropriate federal, state, local and foreign registrations, certifications and licenses as required by Applicable Laws for their respective duties under this Agreement, including applicable registrations with the FDA.

6.8. Compliance with Laws. The Parties shall at all times conduct themselves with respect to their activities performed under this Agreement in full compliance with all Applicable Laws, including anti-bribery Laws (e.g. the United States Foreign Corrupt Practices Act), anti-kickback Laws, health care provider payment sunshine Laws, and those portions of 21 C.F.R. Party 1271 applicable to tissue processors (with respect to RTI) and tissue distributors (with respect to MSD).

6.9. AATB Compliance. The Parties shall at all times conduct themselves and all activities performed under this Agreement in full compliance with standards of the AATB, as may be revised, applicable to tissue processors (with respect to RTI) and tissue distributors (with respect to MSD).

6.10. Acceptance of AdvaMed Code. The Parties recognize and accept the AdvaMed Code of Ethics for Interaction with Health Care Professionals, as may be revised.

6.11. Actions by Regulatory Authorities. RTI shall be responsible to Regulatory Authorities throughout the Territory as the manufacturer of the Implants. If either Party receives notice of an actual or threatened inspection, investigation, inquiry, import or export ban, implant seizure, enforcement proceeding or similar action by a Regulatory Authority with respect to any Implant or a Party’s activities in connection with any Implant, it will notify the other Party within forty-eight (48) hours after its receipt of notice of the action and will deliver to the other Party, within a further twenty-four (24) hours, copies of all relevant documents received from the Regulatory Authority. The Parties shall cooperate with each other in formulating a response to the action, including providing information and documentation as requested by the Regulatory Authority (with copies of any such information and documentation to be provided to the other Party). If the action primarily concerns MSD’s activities, then MSD shall have primary responsibility to respond to the Regulatory Authority; otherwise, RTI shall have primary responsibility to respond. In either case, upon timely request of the responding Party, the other Party shall, at its own expense, provide up to a cumulative total of twelve (12) hours of personnel time per action by Regulatory Authority assisting the responding Party in their response. The actual cost for Personnel time incurred by the assisting Party in excess of the twelve (12) hours will be reimbursed by the responding Party; provide, however, that the assisting Party first provide the responding Party with a good-faith budget estimate of the cost and provided the responding Party with reasonable advance notice in the event it appears that the costs will exceed the budget estimate.

(a) In addition to providing assistance to a Party as set forth in Section 6.11, a Party may make reasonable requests to the other Party for quality and regulatory consulting services to be compensated at a rate agreed upon by the Parties.

6.12. Costs. All costs associated with obtaining and/or maintaining any regulatory or governmental authorization, within the United States, or accreditation with AATB as set forth in Section 6.7 shall be borne solely by RTI insofar as those costs relate to activities performed by

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RTI. All costs associated with regulatory requirements or AATB accreditation related to distribution activities performed by MSD, shall be borne by MSD. All costs associated with obtaining international market approvals, Implant registrations and licensure for any markets outside of the United States where MSD proposes to begin distribution and where those products have not been previously registered, licensed and approved shall be the responsibility of MSD.

6.13. Third Party Complaints and Reports. MSD will promptly advise RTI of Third Party Complaints attributed to the Implants that are received by MSD. If any such complaint is an Adverse Event, MSD will report such Adverse Event to RTI immediately. Reportable events include adverse outcomes, reported transmission of disease and other complications. RTI will maintain complaint and Adverse Event files, including the results of related investigations.

6.14. Traceability. With respect to the Implants, RTI shall maintain manufacturing and traceability records, and MSD shall maintain storage and Distribution records by tissue number, as required by Applicable Laws and Applicable Industry Standards.

6.15. Recalls / Market Withdrawals / Field Corrections. RTI shall have the authority and responsibility to conduct Recalls of the Implants in accordance with Applicable Laws, at RTI’s cost and expense; provided, however, that to the extent any such Recall is attributable to (i) statements made verbally or in writing by representatives or agents of MSD with respect to Implants that expand upon or are inconsistent Implant literature reviewed and approved by RTI, or other information furnished by RTI with respect to the Implants, or (ii) the storage or handling of Implants by MSD or its representatives or agents is inconsistent with instructions provided by RTI, MSD shall bear all costs and expenses associated with such Recall. In the event RTI fails to perform any required Recall, then MSD may perform such activities. In any event, the Parties shall cooperate and coordinate the activities necessary to effect a Recall. Records of Recalls will be maintained by RTI.

ARTICLE VII

CONFIDENTIALITY

7.1. Confidentiality. In the course of their activities pursuant to this Agreement, the Parties anticipate that they may disclose Confidential Information to one another and that either Party may, from time to time, be either the disclosing Party or the recipient of Confidential Information. The Parties wish to protect such Confidential Information in accordance with this Section 7.1. The provisions of this Section shall apply to disclosures furnished to or received by a Party and its agents and representatives (which may include agents and representatives of its Affiliates and Marketing Partners). Each Party shall advise its agents and representatives of the requirements of this Section and shall be responsible to ensure their compliance with such provisions.

(a) Definition of Confidential Information. For purposes hereof, “Confidential Information” with respect to a disclosing Party means all information, in any form or media, concerning the disclosing Party (including patient and donor records) that the disclosing Party furnishes to the recipient, whether furnished before or after the Effective Date, and includes all notes, analyses, compilations, studies and other materials, whether prepared by the recipient or others, that contain or reflect such information; provided, however, that

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Confidential Information does not include information that (i) is or hereafter becomes generally available to the public other than as a result of a disclosure by the recipient, (ii) except as noted below with respect to information exchanged by the Parties under the Prior Agreement, was already known to the recipient prior to receipt from the disclosing Party as evidenced by prior written documents in its possession not subject to an existing confidentiality obligation to the disclosing Party, (iii) is disclosed to the recipient on a non-confidential basis by a Person who is not in default of any confidentiality obligation to the disclosing Party or (iv) is developed by or on behalf of the recipient without reliance on confidential information received under this Agreement. The contents of this Agreement shall be deemed to be Confidential Information of each Party. The Parties further agree that information previously exchanged between the Parties which qualified as confidential information under the terms of the Prior Agreement shall be deemed Confidential Information exchanged pursuant to this Agreement and shall be afforded the same protections contained herein to the extent not covered by any surviving provisions of the Prior Agreement.

(b) Treatment of Confidential Information. The recipient of Confidential Information will (i) maintain its confidentiality using efforts and precautions at least as great as those it uses and takes to protect its own Confidential Information and trade secrets, but no less than reasonable care, (ii) use such Confidential Information solely in connection with the discharge of its obligations under this Agreement and (iii) not disclose such Confidential Information to any Person other than those of its agents and representatives who need to know such Confidential Information in order to accomplish the objectives for which it was disclosed. Notwithstanding the foregoing, the recipient of Confidential Information may disclose it to the extent reasonably necessary to comply with Applicable Laws or with an order issued by a court or regulatory body with competent jurisdiction; provided that, in connection with such disclosure, the recipient uses commercially reasonable efforts to obtain confidential treatment or an appropriate protective order, to the extent available, with respect to such Confidential Information. To the extent permitted by Applicable Law, the recipient will provide notice to the disclosing Party immediately upon recipient’s receipt of notification that such disclosure of Confidential Information is being requested pursuant to Applicable Laws, court or regulatory body order.

(c) Return and Destruction. Within ten (10) Business Days of receipt of the disclosing Party’s written request, the recipient of Confidential Information, shall return, or with the disclosing Party’s permission destroy, all originals, copies, and summaries of documents, material, and other tangible manifestations of the disclosing Party’s Confidential Information in its possession or control, together with written confirmation that it has returned or destroyed all such Confidential Information. The receiving Party will use its best efforts upon such request to regain into its possession any materials containing the disclosing Party’s Confidential Information that may have been or may be transmitted to any of the receiving Party’s employees, directors or any Third Party contractors. Notwithstanding the foregoing, (i) the receiving Party’s legal counsel shall be permitted to retain one copy of all Confidential Information, (ii) nothing contained in this Agreement shall require the destruction, transfer, deletion, or modification of any backup tapes or other media made pursuant to automated backup or archival processes in the ordinary course of business, or (iii) nothing contained in this Agreement shall prevent any Party to this Agreement from maintaining archival files in accordance with its document retention policies designed to achieve compliance with Applicable Laws.

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(d) Term of Obligation. The obligations under this Section shall remain in effect from the Effective Date through the fifth anniversary of the expiration or termination of this Agreement, except that trade secrets of the disclosing Party shall remain confidential for so long as such trade secrets continue to qualify for trade secret status under the Uniform Trade Secrets Act, as may be amended, published by the National Conference of Commissioners of Uniform State Laws or its successor organization.

7.2. Publicity. Neither RTI nor MSD shall issue any press release or otherwise make any public statement related to the subject matter of this Agreement without the prior written approval of the other Party, except to the extent that such press release or other public announcement is required by the rules governing a securities exchange on which the releasing Party’s stock is listed, by law in the opinion of legal counsel to the releasing Party, or the substance thereof has been previously reviewed and released by the other Party or is in the public domain through no fault of the releasing Party. In the event of a required press release or other public announcement, the releasing Party shall provide the other Party with a copy of the proposed text prior to such announcement. The Parties agree that if either Party is required to file this Agreement with any Governmental Authority, the releasing Party shall endeavor to redact competitively sensitive terms of the Agreement to the extent permissible in accordance with the advice of its legal counsel and auditors.

ARTICLE VIII

INTELLECTUAL PROPERTY AND DEVELOPMENT OF NEW IMPLANTS

8.1. License of RTI Rights. During the Term of this Agreement, RTI hereby grants to MSD a non-exclusive, non-transferable, sublicensable only to MSD’s Affiliates and Marketing Partners, license to the RTI Rights to the extent (i) such rights are applicable to the Implants, and (ii) such license is necessary for the sole and limited purpose of permitting MSD and, as may be applicable, its Affiliates and Marketing Partners to Distribute the Implants in the Field throughout the Territory without infringing or otherwise breaching the RTI Rights. Nothing in this Section 8.2 shall be deemed to grant (expressly, impliedly or by estoppel) to MSD, or its Affiliates or Marketing Partners, the right to use the RTI Rights for manufacturing or processing purposes. All right, title and interest in and to the RTI Rights shall remain exclusively in the ownership of RTI, except that nothing in this Agreement should be construed as an admission by MSD as to RTI’s right, title, interest or inventorship in and to such RTI Rights. All licenses granted pursuant to this Section 8.1 shall terminate upon the expiration or termination of this Agreement, except to the limited extent necessary for MSD and its Affiliates and Marketing Partners to Distribute their respective inventories of Implants remaining in their possession at the expiration or termination of this Agreement, until such time as the remaining inventory has been depleted or one (1) year following the termination or expiration of this Agreement, whichever occurs first.

(a) RTI Trademarks. To the extent Section 8.1 applies to Trademarks, MSD and its Affiliates and Marketing Partners shall have the right to use RTI’s Trademarks associated with the Implants as required by applicable Regulatory Laws or as otherwise necessary to enable Distribution of the Implants. MSD and its Affiliates and Marketing Partners shall comply with the quality control instructions of RTI as to the form and manner in which such Trademarks may be used. Any goodwill resulting from the use of the Trademarks pursuant to the license granted in this Section 8.1 shall be exclusively owned by and accrue to the benefit of RTI.

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8.2. Supply Shortfall License. Upon the occurrence of a Supply Shortfall, and only during the Supply Shortfall Period (including applicable wind-down), RTI will grant a non-exclusive, non-transferable, non-sublicensable license of RTI Rights to a Third Party (provided such Third Party is agreeable to both MSD and RTI, such consent not to be unreasonably withheld) to the extent such license is necessary for said Third Party to machine, shape, package and ship for MSD and its Affiliates and Marketing Partners those Implants subject to the Supply Shortfall (“Supply Shortfall License”). Anything in this Agreement to the contrary notwithstanding, RTI shall not be obligated under any circumstances (except as required by Applicable Law) to license or disclose RTI Rights respecting its proprietary sterilization processes, including the BioCleanse®, Cancelle®, and Tutoplast® sterilization processes, to any Person. In the event MSD desires for RTI to sterilize the Implants subject to the Supply Shortfall and manufactured by a Third Party under a Supply Shortfall License, RTI and MSD will in good faith negotiate the fees, terms and conditions under which MSD may contract RTI to sterilize the affected Implants using an applicable RTI proprietary sterilization process.

8.3. License of MSD Rights. During the Term of this Agreement, MSD hereby grants to RTI a non-exclusive, non-transferable, sublicensable only to RTI’s Affiliates and Marketing Partners, license to the MSD Rights to the extent (i) such rights are applicable to the Implants, and (ii) such license is necessary for the sole and limited purpose of permitting RTI and its Affiliates to Manufacture the Implants without infringing or otherwise breaching the MSD Rights. All right, title and interest in and to the MSD Rights shall remain exclusively in the ownership of MSD, except that nothing in this Agreement should be construed as an admission by RTI as to MSD’s right, title, interest or inventorship in and to such MSD Rights.

(a) MSD Trademarks. To the extent Section 8.3 applies to Trademarks, RTI and its Affiliates shall have the right to use MSD’s Trademarks associated with the Implants as required by applicable Regulatory Laws or as otherwise necessary to enable Manufacture and Distribution of the Implants. RTI and its Affiliates shall comply with the quality control instructions of MSD as to the form and manner in which such Trademarks may be used. Any goodwill resulting from the use of the Trademarks pursuant to the license granted in this Section 8.3 shall be exclusively owned by and accrue to the benefit of MSD.

8.4. Reserved.

8.5. Development of New Implants.

(a) New Implants. The Parties acknowledge that while working under this Agreement, new Implants not listed in Exhibit A may be developed by the Parties jointly (“Jointly-Developed New Implants”) The Parties acknowledge that the provisions of this Section 8.5 are not intended to cover bone paste of any type.

(b) Development of Jointly-Developed New Implants. If the Parties agree to develop a Jointly-Developed New Implant, they will do the following:

(i) At MSD’s request, and subject to Section 8.5(b)(iii) below, RTI shall produce prototypes of any Jointly-Developed New Implant design for testing and clinical evaluation under the terms provided in this Section 8.5.

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(ii) Subject to Section 8.5(b)(iii), the Parties will dedicate sufficient engineering and other resources to the ongoing development of any Jointly-Developed New Implants so that such development will be timely and properly accomplished. The Parties will work to agree on Specifications, development schedules and a budget with respect to the development of any Jointly-Developed New Allograft. Such Specifications, schedule and budget shall be reviewed and adjusted at least once per year, or as reasonably requested and agreed to by the Parties, such agreement not to be unreasonably withheld.

(iii) All costs associated with the development of a Jointly-Developed New Implant shall be shared in accordance with the budgets agreed to by the Parties; provided, however, (i) MSD and RTI shall share equally all costs related to regulatory tests, studies and approvals with respect to a Jointly-Developed New Implant; (ii) RTI shall be solely responsible for all costs related to regulatory tests, studies and approvals with respect to its Manufacturing; and (iii) MSD shall reimburse RTI for its costs incurred in connection with the production of prototypes requested by MSD, provided that such costs are mutually agreed to at the time of MSD’s request for such Prototypes.

(iv) The Jointly-Developed New Implant shall be added to Exhibit A as an Implant.

(c) Exclusivity and Fees Applicable to Jointly-Developed New Implants. With respect to each Jointly-Developed New Implant, such Jointly-Developed New Implant shall be an exclusive Implant; and (ii) the Parties will determine prior to the commencement of development the Fees to be charged by RTI to MSD for such Jointly-Developed New Implant.

(d) Initial Jointly-Developed New Implant Forecast. With respect to any Jointly-Developed New Implant added to Exhibit A as an Implant in accordance with the terms of this Section 8.5, MSD shall provide RTI with a mutually agreeable binding stocking order and a good faith non-binding twelve (12) month forecast of MSD’s demand for such Jointly-Developed New Implant. As the time for launch approaches, MSD will include the Jointly-Developed New Implant in its forecasts and orders pursuant to Sections 3.1 and 3.2 of this Agreement.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES

9.1. Mutual Warranties. Each Party hereby represents and warrants to, and covenants with, the other Party that:

(a) Due Organization, Good Standing and Power. It is a corporation or other entity duly organized, validly existing and, if relevant in its jurisdiction of organization, in good standing under the laws of its jurisdiction of organization and has the power and authority

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to own, lease and operate its assets and to conduct the business now being conducted by it. It has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

(b) Authorization and Validity of Agreement. The execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate or equivalent action on its part. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles.

(c) Absence of Conflicts. The execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not: (i) violate any Applicable Laws; (ii) conflict with, or result in the breach of any provision of, its certificate or articles of incorporation, bylaws or equivalent organizational documents; (iii) result in the creation of any lien or encumbrance of any nature upon any property being transferred or licensed by it pursuant to this Agreement or (iv) violate, conflict with, result in the breach or termination of, or constitute a default under (or event which, with notice, lapse of time or both, would constitute a default under), any permit, contract or agreement to which it is a party or by which any of its properties or businesses are bound.

9.2. Implant Warranty. RTI warrants to MSD that the Implants, when delivered to MSD by RTI or its Affiliates, will (i) conform to the applicable Specifications, and (ii) have been Manufactured by RTI and/or its Affiliates in compliance with Applicable Laws and Applicable Industry Standards. The foregoing warranties shall be in effect with respect to each Implant for the labeled shelf-life of the Implant. RTI further warrants to MSD that the Implants, when delivered, shall be free and clear of any liens, security interests or encumbrances.

9.3. NO OTHER WARRANTY OR REPRESENTATION; LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, RTI MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING ANY WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. MSD SHALL NOT MAKE ANY WARRANTIES OR OTHER REPRESENTATIONS REGARDING IMPLANTS. TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, IN NO EVENT WILL (A) RTI BE LIABLE HEREUNDER FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR (B) RTI’S CUMULATIVE LIABILITY TO MSD UNDER THIS AGREEMENT EXCEED THE AMOUNTS ACTUALLY PAID TO RTI BY MSD HEREUNDER IN THE TWELVE (12) MONTHS PRIOR TO THE DATE ON WHICH THE CLAIM GIVING RISE TO THE LIABILITY AROSE. THIS PROVISION SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS AGREEMENT.

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ARTICLE X

INDEMNIFICATION

10.1. Indemnification by MSD. Subject to RTI’s indemnification obligations pursuant to Section 10.2 herein, MSD shall indemnify and hold RTI, its officers, directors, employees, agents, and Affiliates, harmless from losses, damages, liabilities, costs and expenses that may result from any demand, claim or litigation (collectively a “Claim”) brought by a Third Party and relating to or resulting from criminal conduct, intentional torts, gross negligence, negligence, misstatements or misrepresentations of MSD’s employees, Affiliates or Marketing Partners, and all other such Third Party Claims resulting from or arising out of (i) Distribution of the Implants; (ii) statements made verbally or in writing by representatives or agents of MSD, including Affiliates and Marketing Partners, that expand upon or are inconsistent with Implant literature reviewed by RTI or other information furnished by RTI with respect to the Implants; (iii) the storage and handling of Implants by representatives or agents of MSD, including Affiliates and Marketing Partners, that is inconsistent with the instructions provided by RTI; (iv) breach by an Implant of a Third Party’s Intellectual Property rights provided that an infringing element is attributed to an Implant design or specification provided by MSD to RTI; or (v) actual breach by MSD of this Agreement or any warranty, representation or covenant contained herein occurring as a result of MSD’s conduct.

10.2. Indemnification by RTI. Subject to MSD’s indemnification obligations pursuant to Section 10.1 herein, RTI shall indemnify and hold MSD, its officers, directors, employees, agents, and Affiliates, harmless from losses, damages, liabilities, costs and expenses that may result from any Claim brought by a Third Party and relating to or resulting from criminal conduct, intentional torts, gross negligence, negligence, misstatements or misrepresentations of RTI’s employees or Affiliates, and all other such Third Party Claims resulting from or arising out of (i) Manufacture of the Implants; (ii) breach by an Implant of a Third Party’s Intellectual Property rights, except as provided for in Section 10.1(iv) above; or (iii) actual breach by RTI of this Agreement or any warranty, representation or covenant contained herein occurring as a result of RTI’s conduct.

10.3. Indemnification Procedure. To receive the foregoing indemnities, the Party seeking indemnification (“Indemnitee”) must (i) provide formal written notice (as per Section 12.7 of this Agreement) to be received by the indemnifying Party (“Indemnitor”) within ten (10) Business Days of Indemnitee’s first written notice of the Claim; (ii) tender to Indemnitor full control and authority over the defense of the Claim; (iii) cooperate as reasonably requested by Indemnitor (at Indemnitor’s expense) in Indemnitor’s defense of the Claim; and (iv) not enter into any settlement or compromise of such Claim defended by Indemnitor without the express written authorization of Indemnitor. Indemnitor shall not settle or compromise a Claim without Indemnitee’s prior written consent (which consent shall not be unreasonably withheld or delayed), unless (i) the sole relief provided in such settlement or compromise shall be borne in full by Indemnitor, and (ii) such settlement or compromise does not include any finding or admission of a violation by Indemnitee of any Applicable Laws or Third Party’s rights; or require any changes in the Indemnitor’s or Indemnitee’s business practices that would impair performance of either Party’s obligations under this Agreement.

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(a) In the event Indemnitor does not accept the tender noted above, Indemnitee may proceed with the defense, settlement and/or compromise of a Claim with counsel of the Indemnitee’s own choosing, with the reasonable fees, including attorneys’ fees, costs and expenses of such defense, settlement and/or compromise to be borne by Indemnitor, provided indemnification is validly owed to Indemnitee by Indemnitor pursuant to the terms of this Agreement. At least once per calendar quarter following Indemnitor’s decline of the tender, Indemnitee will provide Indemnitor with an itemized report of all losses, damages, liabilities, costs, expenses and attorneys’ fees that Indemnitee claims to be owed by Indemnitor.

10.4. Survival; Waiver. The provisions of this Article X shall survive any termination or expiration of this Agreement. Any waiver by an indemnified Party of its rights under this Article must be set forth expressly and in writing in order to be effective.

ARTICLE XI

TERM AND TERMINATION

11.1. Term. This Agreement will become effective on the Effective Date and shall continue in effect until December 31, 2017 (the “Initial Term”). The Initial Term will be renewed automatically thereafter for successive five-year terms (each a “Renewal Term”), unless at least one (1) year in advance of the expiration of the Initial Term or applicable Renewal Term one Party provides written notice to the other Party that it does not intend to renew. This Agreement may be terminated before the expiration of the Initial Term or any renewal term only by mutual written agreement of the Parties or in accordance with Section 11.2. The period from the Effective Date through the date of expiration or termination of this Agreement shall be referred to as the “Term.”

11.2. Termination.

(a) Dissolution or Insolvency Event. If a Party is dissolved under applicable corporate law or becomes subject to an Insolvency Event, this Agreement will be terminable at will by the other Party.

(b) Default. If either Party believes the other is in default of any of its material obligations under this Agreement, it may give notice to the other Party describing the default with reasonable specificity. The defaulting Party shall have sixty (60) calendar days in which to remedy such default. Such cure period shall be extended in the case of a default not reasonably capable of being remedied in such 60-day period so long as the defaulting Party uses diligent efforts to remedy such default and is pursuing a course of action that, if successful, will effect such a remedy. If such alleged default is not remedied in the time period set forth above, then the Party alleging default shall refer the matter to senior executive officers of each Party, who shall meet and confer within fifteen (15) Business Days after notice from the non-defaulting Party of its desire for such a meeting. If the Parties are unable to resolve any dispute in such meeting, the non-defaulting Party may terminate this Agreement upon delivery to the defaulting Party of a written notice of termination at any time within six (6) months after the meeting but before such default is remedied. The non-defaulting Party’s right to terminate this Agreement shall not be construed as an exclusive remedy.

(c) Force Majeure. Either Party may terminate this Agreement in accordance with the terms of Section 12.2.

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11.3. Consequences of Termination.

(a) General. Termination or expiration of this Agreement shall not relieve any Party of any obligations that are expressly indicated to survive termination or expiration and, accordingly, any provision of this Agreement required for the interpretation or enforcement of any such obligation will survive the expiration or termination of this Agreement. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration.

(b) Inventory. Upon the expiration or termination of this Agreement, (i) RTI shall continue to process and deliver to MSD all Implants that are the subject of a Confirmed Order with a requested delivery date up to the date of expiration or termination of this Agreement, and (ii) MSD shall be permitted to Distribute any remaining inventory of the Implants, including any Implants delivered pursuant to clause (i) above (and for such purpose MSD Distribution’s rights under this Agreement shall continue in effect) until the remaining inventory has been depleted or until the one (1) year anniversary of the termination or expiration of this Agreement, whichever occurs first.

ARTICLE XII

MISCELLANEOUS

12.1. Agency. The Parties are independent contractors. No employee or agent of one Party is, nor shall they be deemed to be whether impliedly or by estoppel, an employee, agent, partner or legal representative of the other Party for any purpose. Neither Party shall have the right, power or authority to enter into any verbal or written contracts, agreements or representation in the name of, or on behalf of, the other Party. Neither shall a Party have the right, power or authority to pledge the credit of the other Party in any way or hold itself out as having the authority to do so.

12.2. Force Majeure. If the performance of any obligation under this Agreement is prevented, restricted or interfered with by a Force Majeure event, then the Party so affected shall, upon giving prior written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, or interference, provided that the Party so affected shall use commercially reasonable efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. If such conditions inhibiting complete performance shall continue in excess of ninety (90) calendar days, the Parties shall attempt to arrive at a mutually acceptable compromise within the spirit and intent of this Agreement. If the Parties fail to reach a mutually acceptable compromise within ninety (90) calendar days following the initial attempt to negotiate the same, then the Party who is not affected by the Force Majeure event shall have the option, by delivery of written notice of termination to the affected Party, to immediately terminate this Agreement.

12.3. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties hereto concerning its subject matter and supersedes all previous

Confidential Treatment Requested

negotiations, agreements and commitments with respect thereto. This Agreement specifically terminates, supersedes and replaces the Prior Agreement, as amended, including any predecessor agreements incorporated therein; provided, however, that any irrevocable rights and/or accured rights or obligations subject to post-expiration or termination survival shall continue to survive. This Agreement shall not be released, discharged, amended or modified in any manner except by a written instrument signed by duly authorized officers or representatives of each of the Parties hereto.

12.4. Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Delaware. The Parties agree that any legal action relating to this Agreement shall be commenced and maintained before any appropriate state or federal court located in the State of Delaware, and the Parties hereby submit to the jurisdiction of such courts and waive any right to challenge or otherwise raise questions of personal jurisdiction or venue in any action commenced or maintained in such courts.

12.5. Partial Illegality. If any provision of this Agreement, or the application thereof to any Party or circumstances, shall be declared void, illegal or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent permitted by Applicable Laws. In such event, the Parties shall use their best efforts to replace the invalid or unenforceable provision by a provision that, to the extent permitted by Applicable Laws, achieves the purposes intended under the invalid or unenforceable provision. Any deviation by either Party from the terms and provisions of this Agreement in order to comply with Applicable Laws shall not be considered a breach of this Agreement.

12.6. Waiver of Compliance. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees, except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party, which waiver shall be effective only with respect to the specific obligation and instance described therein.

12.7. Notices. With the exception of forecasts, royalty reports and payments to be provided under this Agreement, any official notice, waiver or consent required or permitted by this Agreement to be given or delivered shall be in writing and shall be either delivered in person, sent by a nationally recognized courier (e.g. FedEx, UPS), sent by registered or certified mail (with postage prepaid and return receipt requested), or sent by facsimile (if confirmed), as follows:

TO RTI:	RTI Surgical, Inc.
11621 Research Circle Alachua, FL 32615 Attn: Chief Executive Officer Fax No.: (386) 418-3608

Confidential Treatment Requested

With copy to:

RTI Surgical, Inc.

11621 Research Circle

Alachua, FL 32615

Attn: General Counsel

Facsimile: (386) 418-5157

and

Jerome W. Hoffman, Esq.

Holland & Knight LLP

315 S. Calhoun Street, Suite 600

Tallahassee, FL 32302-0810

Facsimile: 850-224-8832

and

Warren J. Nimetz, Esq.

Fulbright & Jaworski LLP

666 Fifth Avenue, 31st Floor

New York, NY 10103-3198

Facsimile: 202-318-3400

TO MSD:	Medtronic Sofamor Danek USA, Inc. 2600 Sofamor Danek Drive Memphis, TN 38132 Attn: President of Spine

With a copy to:

Medtronic Sofamor Danek USA, Inc.

2600 Sofamor Danek Drive

Memphis, TN 38132

Attn: Michael Herringshaw, Senior Strategic Sourcing Director

and

Medtronic Sofamor Danek USA, Inc.

2600 Sofamor Danek Drive

Memphis, TN 38132

Attention: Vice President and Chief Legal Counsel

FAX: (901) 344-1576

Anything in this Agreement to the contrary notwithstanding, any notice intended to act as a formal and official notice, waiver or consent under any provision of this Agreement (except production forecasts and royalty reports) must be sent by Brian Hutchison or his successor (if coming from RTI) or Douglas King or his successor (if coming from MSD) to the designated

Confidential Treatment Requested

recipients noted herein above. Any official notice, waiver or consent shall be effective (i) upon delivery if delivered in person, (ii) the next Business Day in the locality of the recipient if delivered by express courier service, (iii) three (3) Business Days after post mark if sent by registered or certified mail, or (iv) if sent by fax, at the time shown in the confirmed electronic receipt, or on the first Business Day thereafter if the notice is not sent on a Business Day or was sent after 5:00 pm in the recipient’s time zone. Either Party may change its address.

12.8. Counterparts and Facsimile/Electronic. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A manual signature on this Agreement or any document executed in connection with this Agreement, the image of which is transmitted electronically (including facsimile or e-mail), shall constitute an original signature for purposes of this Agreement.

12.9. Limitation on Liability. Except with respect to the Parties’ indemnification obligations, neither Party shall be liable to the other for indirect, incidental, consequential, punitive or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages.

12.10. Further Actions. Each Party agrees, subsequent to the execution and delivery of this Agreement and without any additional consideration, to execute, acknowledge and deliver such further documents and instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.11. Assignment. This Agreement may not be assigned without the prior written consent of the other Party except that no prior written consent will be required where the assignment occurs in connection with a merger, acquisition, or other Change in Control; provided, however, that such assignment shall not relieve the assigning Party of its obligations hereunder. If and to the extent that a Party assigns any of its rights and/or obligations hereunder in accordance with this Section, then this Agreement shall be binding upon the assignee to the same extent as if it were a Party hereto and each reference herein to the name of the assigning Party shall be deemed to include the assignee. Any assignment not in accordance with this Section shall be void.

12.12. Jointly Prepared. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

12.13. No Third Party Beneficiaries. This Agreement is not intended to confer any benefits upon, or create any rights in favor of, any Third Party.

12.14. Expenses. Except as otherwise expressly provided in this Agreement, each Party shall be responsible for its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

12.15. Survival. The following Sections shall survive the expiration or termination of this Agreement: 1.1; 1.2; 2.5; 4.3; 6.4; 6.5; 6.6; 6.8; 6.9; 6.10; 6.11; 6.12; 6.13; 6.14; 6.15; 7.1; 7.2; 9.2; 9.3; Article X; 11.3; 12.1; 12.2; 12.3; 12.4; 12.5; 12.6; 12.7; 12.8; 12.9; 12.12; 12.13; 12.14; and 12.15

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURES APPEAR ON FOLLOWING PAGE]

Confidential Treatment Requested

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its respective duly authorized representative as of the Effective Date.

RTI SURGICAL, INC.

By:	/s/ Thomas F. Rose

Name:	Thomas F. Rose

Title:	EVP - Administration

MEDTRONIC SOFAMOR DANEK USA, INC.

By:	/s/ Michael Herringshaw

Name:	Michael Herringshaw

Title:	Sr. Director Strategic Procurement

EXHIBIT A

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks (********) denote omissions.

EXHIBIT A

LIST OF PRODUCTS

Revised/Restructured October 4, 2013. New fees effective for all purchase orders issued after

January 1, 2014. Grafts to be invoiced at the fee in effect at the time of the purchase order issuance.

(New products since 10/1/2006 highlighted in red)

EXCLUSIVE PRODUCTS

Cornerstone SR (SR Cortical Block)

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
200511	200511	SR Cortical Block 5 x 11 x 11	********	********	********
200541	200541	SR Cortical Block 5 x 14 x 11	********	********	********
200544	200544	SR Cortical Block 5 x 14 x 14	********	********	********
200611	200611	SR Cortical Block 6 x 11 x 11	********	********	********
200641	200641	SR Cortical Block 6 x 14 x 11	********	********	********
200644	200644	SR Cortical Block 6 x 14 x 14	********	********	********
200711	200711	SR Cortical Block 7 x 11 x 11	********	********	********
200741	200741	SR Cortical Block 7 x 14 x 11	********	********	********
200744	200744	SR Cortical Block 7 x 14 x 14	********	********	********
200811	200811	SR Cortical Block 8 x 11 x 11	********	********	********
200841	200841	SR Cortical Block 8 x 14 x 11	********	********	********
200844	200844	SR Cortical Block 8 x 14 x 14	********	********	********
200911	200911	SR Cortical Block 9 x 11 x 11	********	********	********
200941	200941	SR Cortical Block 9 x 14 x 11	********	********	********
200944	200944	SR Cortical Block 9 x 14 x 14	********	********	********

Cornerstone ASR (Composite Cortical-Cancellous Block)

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
245041	245041	ASR Cortical-Cancellous Block 10 x 14 x 11	********	********	********
245141	245141	ASR Cortical-Cancellous Block 11 x 14 x 11	********	********	********
245241	245241	ASR Cortical-Cancellous Block 12 x 14 x 11	********	********	********
245341	245341	ASR Cortical-Cancellous Block 13 x 14 x 11	********	********	********
245541	245541	ASR Cortical-Cancellous Block 5 x 14x 11 mm	********	********	********
245641	245641	ASR Cortical-Cancellous Block 6 x 14x 11 mm	********	********	********
245741	245741	ASR Cortical-Cancellous Block 7 x 14 x 11	********	********	********
245841	245841	ASR Cortical-Cancellous Block 8 x 14 x 11	********	********	********
245941	245941	ASR Cortical-Cancellous Block 9 x 14 x 11	********	********	********

Confidential Treatment Requested

Cornerstone LASR (Lordotic Composite Cortical-Cancellous Block)

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
345011	345011	Cornerstone L-ASR 10 x 11 x 11	********	********	********
345041	345041	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 11	********	********	********
345044	345044	Cornerstone L-ASR 10 x 14 x 14	********	********	********
345111	345111	Cornerstone L-ASR 11 x 11 x 11	********	********	********
345141	345141	Lordotic ASR Cortical-Cancellous Block 11 x 14 x 11	********	********	********
345144	345144	Cornerstone L-ASR 11 x 14 x 14	********	********	********
345211	345211	Cornerstone L-ASR 12 x 11 x 11	********	********	********
345241	345241	Lordotic ASR Cortical-Cancellous Block 12 x 14 x 11	********	********	********
345244	345244	Cornerstone L-ASR 12 x 14 x 14	********	********	********
345511	345511	Lordotic ASR Cortical-Cancellous Block 5 x 11x 11 mm	********	********	********
345341	345341	Lordotic ASR Cortical-Cancellous Block 13 x 14 x 11	********	********	********
345541	345541	Lordotic ASR Cortlcal-Cancellous Block 5 x 14x 11 mm	********	********	********
345544	345544	Lordotic ASR Cortical-Cancellous Block 5 x 14x 14 mm	********	********	********
345611	345611	Lordotic ASR Cortical-Cancellous Block 6 x 11x 11 mm	********	********	********
345641	345641	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 11 mm	********	********	********
345644	345644	Lordotic ASR Cortical-Cancellous Block 6 x 14x 14 mm	********	********	********
345711	345711	Cornerstone L-ASR 7 x 11 x 11	********	********	********
345741	345741	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 11	********	********	********
345744	345744	Cornerstone L-ASR 7 x 14 x 14	********	********	********
345811	345811	Cornerstone L-ASR 8 x 11 x 11	********	********	********
345841	345841	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 11	********	********	********
345844	345844	Cornerstone L-ASR 8 x 14 x 14	********	********	********
345911	345911	Cornerstone L-ASR 9 x 11 x 11	********	********	********
345941	345941	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 11	********	********	********
345944	345944	Cornerstone L-ASR 9 x 14 x 14	********	********	********

Confidential Treatment Requested

Cornerstone LASR (Lordotic Composite Cortical-Cancellous Block)

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
345011INT	8S0101	Lordotic ASR Cortical-Cancellous Block 10 x 11 x 11 mm	********	********	********
345041INT	8S0102	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 11 mm	********	********	********
345044INT	8S0103	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 14 mm	********	********	********
345541INT	8S0152	Lordotic ASR Cortical-Cancellous Block 5 x 14 x 11 mm	********	********	********
345544INT	8S0153	Lordotic ASR Cortlcal-Cancellous Block 5 x 14 x 14 mm	********	********	********
345611INT	8S0161	Lordotic ASR Cortical-Cancellous Block 6 x 11x 11 mm	********	********	********
345641INT	8S0162	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 11 mm	********	********	********
345644INT	8S0163	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 14 mm	********	********	********
345711INT	8S0171	Lordotic ASR Cortical-Cancellous Block 7 x 11 x 11 mm	********	********	********
345741INT	8S0172	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 11 mm	********	********	********
345744INT	8S0173	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 14 mm	********	********	********
345811INT	8S0181	Lordotic ASR Cortical-Cancellous Block 8 x 11 x 11 mm	********	********	********
345841INT	8S0182	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 11 mm	********	********	********
345844INT	8S0183	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 14 mm	********	********	********
345911INT	8S0191	Lordotic ASR Cortical-Cancellous Block 9 x 11 x 11 mm	********	********	********
345941INT	8S0192	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 11 mm	********	********	********
345944INT	8S0193	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 14 mm	********	********	********
345011CAN	CS0101	Lordotic ASR Cortical-Cancellous Block 10 x 11 x 11 mm	********	********	********
345041CAN	CS0102	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 11 mm	********	********	********
345044CAN	CS0103	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 14 mm	********	********	********
345111CAN	CS0111	Lordotic ASR Cortical-Cancellous Block 11 x 11 x 11 mm	********	********	********
345141CAN	CS0112	Lordotic ASR Cortical-Cancellous Block 11 x 14 x 11 mm	********	********	********
345144CAN	CS0113	Lordotic ASR Cortical-Cancellous Block 11 x 14 x 14 mm	********	********	********
345211CAN	CS0121	Lordotic ASR Cortical-Cancellous Block 12 x 11 x 11 mm	********	********	********
345241CAN	CS0122	Lordotic ASR Cortical-Cancellous Block 12 x 14 x 11 mm	********	********	********
345244CAN	CS0123	Lordotic ASR Cortical-Cancellous Block 12 x 14 x 14 mm	********	********	********
345511CAN	CS0151	Lordotic ASR Cortical-Cancellous Block 5 x 11 x 11 mm	********	********	********
345541CAN	CS0152	Lordotic ASR Cortical-Cancellous Block 5 x 14 x 11 mm	********	********	********
345544CAN	CS0153	Lordotic ASR Cortical-Cancellous Block 5 x 14 x 14 mm	********	********	********
345611CAN	CS0161	Lordotic ASR Cortical-Cancellous Block 6 x 11 x 11 mm	********	********	********
345641CAN	CS0162	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 11 mm	********	********	********
345644CAN	CS0163	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 14 mm	********	********	********
345711CAN	CS0171	Lordotic ASR Cortical-Cancellous Block 7 x 11 x 11 mm	********	********	********
345741CAN	CS0172	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 11 mm	********	********	********
345744CAN	CS0173	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 14 mm	********	********	********
345811CAN	CS0181	Lordotic ASR Cortical-Cancellous Block 8 x 11 x 11 mm	********	********	********
345841CAN	CS0182	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 11 mm	********	********	********
345844CAN	CS0183	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 14 mm	********	********	********
345911CAN	CS0191	Lordotic ASR Cortical-Cancellous Block 9 x 11 x 11 mm	********	********	********
345941CAN	CS0192	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 11 mm	********	********	********
345944CAN	CS0193	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 14 mm	********	********	********

Confidential Treatment Requested

Frozen Cornerstone LASR (Lordotic Composite Cortical-Cancellous Block)

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
345041FZ	347041	FROZEN LASR 10 x 14 x 11mm	********	********	********
345044FZ	347044	FROZEN LASR 10 x 14 x 14mm	********	********	********
345141FZ	347141	FROZEN LASR 11 x 14 x 11mm	********	********	********
345144FZ	347144	FROZEN LASR 11 x 14 x 14mm	********	********	********
345241FZ	347241	FROZEN LASR 12 x 14 x 11mm	********	********	********
345244FZ	347244	FROZEN LASR 12 x 14 x 14mm	********	********	********
345541FZ	347541	FROZEN LASR 5 x 14 x 11mm	********	********	********
345544FZ	347544	FROZEN LASR 5 x 14 x 14mm	********	********	********
345641FZ	347641	FROZEN LASR 6 x 14 x 11mm	********	********	********
345644FZ	347644	FROZEN LASR 6 x 14 x 14mm	********	********	********
345741FZ	347741	FROZEN LASR 7 x 14 x 11mm	********	********	********
345744FZ	347744	FROZEN LASR 7 x 14 x 14mm	********	********	********
345841FZ	347841	FROZEN LASR 8 x 14 x 11mm	********	********	********
345844FZ	347844	FROZEN LASR 8 x 14 x 14mm	********	********	********
345941FZ	347941	FROZEN LASR 9 x 14 x 11mm	********	********	********
345944FZ	347944	FROZEN LASR 9 x 14 x 14mm	********	********	********

Cornerstone Lordotic MASR Pinnacle

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
645511	645511	Lordotic MASR Cortical-Cancellous Block 5 x 11 x 11	********	********	********
645541	645541	Lordotic MASR Cortical-Cancellous Block 5 x 14 x 11	********	********	********
645544	645544	Lordotic MASR Cortical-Cancellous Block 5 x 14 x 14	********	********	********
645611	645611	Lordotic MASR Cortical-Cancellous Block 6 x 11 x 11	********	********	********
645641	645641	Lordotic MASR Cortical-Cancellous Block 6 x 14 x 11	********	********	********
645644	645644	Lordotic MASR Cortical-Cancellous Block 6 x 14 x 14	********	********	********

Confidential Treatment Requested

Cornerstone SR Assembled Cortical

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
330511	330511	ACSR Cortical Block 5 x 11 x 11mm	********	********	********
330541	330541	ACSR Cortical Block 5 x 14 x 11mm	********	********	********
330544	330544	ACSR Cortical Block 5 x 14 x 14mm	********	********	********
330611	330611	ACSR Cortical Block 6 x 11 x 11mm	********	********	********
330641	330641	ACSR Cortical Block 6 x 14 x 11mm	********	********	********
330644	330644	ACSR Cortical Black 6 x 14 x 14mm	********	********	********
330711	330711	ACSR Cortical Block 7 x 11 x 11mm	********	********	********
330741	330741	ACSR Cortical Block 7 x 14 x 11mm	********	********	********
330744	330744	ACSR Cortical Block 7 x 14 x 14mm	********	********	********
330811	330811	ACSR Cortical Block 8 x 11 x 11mm	********	********	********
330841	330841	ACSR Cortical Block 8 x 14 x 11mm	********	********	********
330844	330844	ACSR Cortical Block 8 x 14 x 14mm	********	********	********
330911	330911	ACSR Cortical Block 9 x 11 x 11mm	********	********	********
330941	330941	ACSR Cortical Block 9 x 14 x 11mm	********	********	********
330944	330944	ACSR Cortical Block 9 x 14 x 14mm	********	********	********
331011	331011	ACSR Cortical Block 10 x 11 x 11mm	********	********	********
331041	331041	ACSR Cortical Block 10 x 14 x 11mm	********	********	********
331044	331044	ACSR Cortical Block 10 x 14 x 14mm	********	********	********
331111	331111	ACSR Cortical Block 11 x 11 x 11mm	********	********	********
331141	331141	ACSR Cortical Block 11 x 14 x 11mm	********	********	********
331144	331144	ACSR Cortical Block 11 x 14 x 14mm	********	********	********
331211	331211	ACSR Cortical Block 12 x 11 x 11mm	********	********	********
331241	331241	ACSR Cortical Block 12 x 14 x 11mm	********	********	********
331244	331244	ACSR Cortical Block 12 x 14 x 14mm	********	********	********
331311	331311	ACSR Cortical Block 13 x 11 x 11mm	********	********	********
331341	331341	ACSR Cortical Block 13 x 14 x 11mm	********	********	********
331344	331344	ACSR Cortical Block 13 x 14 x 14mm	********	********	********

Confidential Treatment Requested

Lordotic SR Assembled Cortical

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
340511	340511	L-ACSR Cortical Block 5 x 11 x 11mm	********	********	********
340541	340541	L-ACSR Cortical Block 5 x 14 x 11mm	********	********	********
340544	340544	L-ACSR Cortical Block 5 x 14 x 14mm	********	********	********
340611	340611	L-ACSR Cortical Block 6 x 11 x 11mm	********	********	********
340641	340641	L-ACSR Cortical Block 6 x 14 x 11mm	********	********	********
340644	340644	L-ACSR Cortical Block 6 x 14 x 14mm	********	********	********
340711	340711	L-ACSR Cortical Block 7 x 11 x 11mm	********	********	********
340741	340741	L-ACSR Cortical Block 7 x 14 x 11mm	********	********	********
340744	340744	L-ACSR Cortical Block 7 x 14 x 14mm	********	********	********
340811	340811	L-ACSR Cortical Block 8 x 11 x 11mm	********	********	********
340841	340841	L-ACSR Cortical Block 8 x 14 x 11mm	********	********	********
340844	340844	L-ACSR Cortical Block 8 x 14 x 14mm	********	********	********
340911	340911	L-ACSR Cortical Block 9 x 11 x 11mm	********	********	********
340941	340941	L-ACSR Cortical Block 9 x 14 x 11mm	********	********	********
340944	340944	L-ACSR Cortical Block 9 x 14 x 14mm	********	********	********
341011	341011	L-ACSR Cortical Block 10 x 11 x 11mm	********	********	********
341041	341041	L-ACSR Cortical Block 10 x 14 x 11mm	********	********	********
341044	341044	L-ACSR Cortical Block 10 x 14 x 14mm	********	********	********
341111	341111	L-ACSR Cortical Block 11 x 11 x 11mm	********	********	********
341141	341141	L-ACSR Cortical Block 11 x 14 x 11mm	********	********	********
341144	341144	L-ACSR Cortical Block 11 x 14 x 14mm	********	********	********
341211	341211	L-ACSR Cortical Block 12 x 11 x 11mm	********	********	********
341241	341241	L-ACSR Cortical Block 12 x 14 x 11mm	********	********	********
341244	341244	L-ACSR Cortical Block 12 x 14 x 14mm	********	********	********
341011INT	8S0201	L-ACSR Cortical Block 10 x 11 x 11mm	********	********	********
341041INT	8S0204	L-ACSR Cortical Block 10 x 14 x 11mm	********	********	********
340541INT	8S0254	L-ACSR Cortical Block 5 x 14 x 11mm	********	********	********
340641INT	8S0264	L-ACSR Cortical Block 6 x 14 x 11mm	********	********	********
340741INT	8S0274	L-ACSR Cortical Block 7 x 14 x 11mm	********	********	********
341011CAN	CS0201	L-ACSR Cortical Block 10 x 11 x 11mm	********	********	********
341041CAN	CS0204	L-ACSR Cortical Block 10 x 14 x 11mm	********	********	********
341044CAN	CS0205	L-ACSR Cortical Block 10 x 14 x 14mm	********	********	********
341111CAN	CS0211	L-ACSR Cortical Block 11 x 11 x 11mm	********	********	********
341141CAN	CS0214	L-ACSR Cortical Block 11 x 14 x 11mm	********	********	********
341144CAN	CS0215	L-ACSR Cortical Block 11 x 14 x 14mm	********	********	********
341211CAN	CS0221	L-ACSR Cortical Block 12 x 11 x 11mm	********	********	********
341241CAN	CS0224	L-ACSR Cortical Block 12 x 14 x 11mm	********	********	********
341244CAN	CS0225	L-ACSR Cortical Block 12 x 14 x 14mm	********	********	********
340511CAN	CS0251	L-ACSR Cortical Block 5 x 11 x 11mm	********	********	********
340541CAN	CS0254	L-ACSR Cortical Block 5 x 14 x 11mm	********	********	********
340544CAN	CS0255	L-ACSR Cortical Block 5 x 14 x 14mm	********	********	********
340611CAN	CS0261	L-ACSR Cortical Block 6 x 11 x 11mm	********	********	********
340641CAN	CS0264	L-ACSR Cortical Block 6 x 14 x 11mm	********	********	********
340644CAN	CS0265	L-ACSR Cortical Block 6 x 14 x 14mm	********	********	********
340711CAN	CS0271	L-ACSR Cortical Block 7 x 11 x 11mm	********	********	********
340741CAN	CS0274	L-ACSR Cortical Block 7 x 14 x 11mm	********	********	********
340744CAN	CS0275	L-ACSR Cortical Block 7 x 14 x 14mm	********	********	********
340811CAN	CS0281	L-ACSR Cortical Block 8 x 11 x 11mm	********	********	********
340841CAN	CS0284	L-ACSR Cortical Block 8 x 14 x 11mm	********	********	********
340844CAN	CS0285	L-ACSR Cortical Block 8 x 14 x 14mm	********	********	********
340911CAN	CS0291	L-ACSR Cortical Block 9 x 11 x 11mm	********	********	********
340941CAN	CS0294	L-ACSR Cortical Block 9 x 14 x 11mm	********	********	********
340944CAN	CS0295	L-ACSR Cortical Block 9 x 14 x 14mm	********	********	********

Cornerstone Reserve (Cortical-Cancellous Ring)

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
270050	270050	RESERVE Cortical-Cancellous Ring 5mm	********	********	********
270060	270060	RESERVE Cortical-Cancellous Ring 6mm	********	********	********
270070	270070	RESERVE Cortical-Cancellous Ring 7mm	********	********	********
270080	270080	RESERVE Cortical-Cancellous Ring 8mm	********	********	********
270090	270090	RESERVE Cortical-Cancellous Ring 9mm	********	********	********
270100	270100	RESERVE Cortical-Cancellous Ring 10mm	********	********	********
270110	270110	RESERVE Cortical-Cancellous Ring 11mm	********	********	********
270120	270120	RESERVE Cortical-Cancellous Ring 12mm	********	********	********
270130	270130	RESERVE Cortical-Cancellous Ring 13mm	********	********	********

Confidential Treatment Requested

Corner Select (Fibula Wedge)

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
210500	210500	SELECT Fibula Wedge 5mm	********	********	********
210500	210500	SELECT Fibula Wedge 6mm	********	********	********
210700	210700	SELECT Fibula Wedge 7mm	********	********	********
210800	210800	SELECT Fibula Wedge 8mm	********	********	********
210900	210900	SELECT Fibula Wedge 9mm	********	********	********
211000	211000	SELECT Fibula Wedge 10mm	********	********	********
211100	211100	SELECT Fibula Wedge 11mm	********	********	********
211200	211200	SELECT Fibula Wedge 12mm	********	********	********
211300	211300	SELECT Fibula Wedge 13mm	********	********	********

Lordotic Cornerstone SR Cortical Block

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
300511	300511	Lordotic SR Cortical Block 5 x 11 x 11	********	********	********
300541	300541	Lordotic SR Cortical Block 5 x 14 x 11	********	********	********
300544	300544	Lordotic SR Cortical Block 5 x 14 x 14	********	********	********
300611	300611	Lordotic SR Cortical Block 6 x 11 x 11	********	********	********
300641	300641	Lordotic SR Cortical Block 6 x 14 x 11	********	********	********
300644	300644	Lordotic SR Cortical Block 6 x 14 x 14	********	********	********
300711	300711	Lordotic SR Cortical Block 7 x 11 x 11	********	********	********
300741	300741	Lordotic SR Cortical Block 7 x 14 x 11	********	********	********
300744	300744	Lordotic SR Cortical Block 7 x 14 x 14	********	********	********
300811	300811	Lordotic SR Cortical Block 8 x 11 x 11	********	********	********
300841	300841	Lordotic SR Cortical Block 8 x 14 x 11	********	********	********
300844	300844	Lordotic SR Cortical Block 8 x 14 x 14	********	********	********
300911	300911	Lordotic SR Cortical Block 9 x 11 x 11	********	********	********
300941	300941	Lordotic SR Cortical Block 9 x 14 x 11	********	********	********
300944	300944	Lordotic SR Cortical Block 9 x 14 x 14	********	********	********

Confidential Treatment Requested

Tangent

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
160820	160820	FROZEN Impacted Cortical Wedge 8 x 20mm	********	********	********
160826	160826	FROZEN Impacted Cortical Wedge 8 x 26mm	********	********	********
161020	161020	FROZEN Impacted Cortical Wedge 10 x 20mm	********	********	********
161026	161026	FROZEN Impacted Cortical Wedge 10 x 26mm	********	********	********
161220	161220	FROZEN Impacted Cortical Wedge 12 x 20mm	********	********	********
161226	161226	FROZEN Impacted Cortical Wedge 12 x 26mm	********	********	********
161426	161426	FROZEN Impacted Cortical Wedge 14 x 26mm	********	********	********
170820	170820	Tangent - Impacted Cortical Wedge 08 X 20	********	********	********
170826	170826	Tangent - Impacted Cortical Wedge 08 X 26	********	********	********
171020	171020	Tangent - Impacted Cortical Wedge 10 X 20	********	********	********
171026	171026	Tangent - Impacted Cortical Wedge 10 X 26	********	********	********
171220	171220	Tangent - Impacted Cortical Wedge 12 X 20	********	********	********
171226	171226	Tangent - Impacted Cortical Wedge 12 X 26	********	********	********
171426	171426	Tangent - Impacted Cortical Wedge 14 X 26	********	********	********
171626	171626	Tangent - Impacted Cortical Wedge 16 x 26	********	********	********

Precision Graft

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
421266	421266	Machined Cortical Ring 12” 12 x 26 x 26mm	********	********	********
421466	421466	Machined Cortical Ring 12” 14 x 26 x 26mm	********	********	********
421666	421666	Machined Cortical Ring 12” 16 x 26 x 26mm	********	********	********
421866	421866	Machined Cortical Ring 12” 18 x 26 x 26mm	********	********	********
422066	422066	Machined Cortical Ring 12” 20 x 26 x 26mm	********	********	********
439010	439010	Precision Graft 10 x 26 x 26mm	********	********	********
439012	439012	Precision Graft FD 12mm x 26mm x 26mm	********	********	********
439014	439014	Precision Graft FD 14mm x 26mm x 26mm	********	********	********
439016	439016	Precision Graft FD 16mm x 26mm x 26mm	********	********	********
439018	439018	Precision Graft FD 18mm x 26mm x 26mm	********	********	********
439020	439020	Precision Graft FD 20mm x 26mm x 26mm	********	********	********
451066	451066	Precision Graft 10 x 26 x 26mm	********	********	********
451266	451266	Precision Graft 12mm X 26mm X 26mm	********	********	********
451466	451466	Precision Graft 14mm X 26mm X 26mm	********	********	********
451666	451666	Precision Graft 16mm X 26mm X 26mm	********	********	********
451866	451866	Precision Graft 18mm X 26mm X 26mm	********	********	********
452066	452066	Precision Graft 20mm X 26mm X 26mm	********	********	********

Confidential Treatment Requested

MDII Threaded Cortical Bone Dowel Frozen

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
401114	401114	MD-II Dowel (Threaded) 14MM X 20MM	********	********	********
401116	401116	MD-II Dowel (Threaded) 16MM X 20MM	********	********	********
401118	401118	MD-II Dowel (Threaded) 18MM X 20MM	********	********	********
401120	401120	MD-II Dowel (Threaded) 20MM X 20MM	********	********	********
401214	401214	MD-II Dowel (Threaded) 14MM X 23MM	********	********	********
401216	401216	MD-II Dowel (Threaded) 16MM X 23MM	********	********	********
401218	401218	MD-II Dowel (Threaded) 18MM X 23MM	********	********	********
401220	401220	MD-II Dowel (Threaded) 20MM X 23MM	********	********	********
401222	401222	MD-II Dowel (Threaded) 22MM X 23MM	********	********	********
401224	401224	MD-II Dowel (Threaded) 24MM x 23MM	********	********	********
401316	401316	MD-II Dowel (Threaded) 16MM X 26MM	********	********	********
401318	401318	MD-II Dowel (Threaded) 16MM X 26MM	********	********	********
401320	401320	MD-II Dowel (Threaded) 20MM X 26MM	********	********	********

Crescent TLIF Assembled

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
293007	293007	Lordotic Unilateral Spacer 7 x 30mm	********	********	********
293008	293008	Lordotic Unilateral Spacer 8 x 30mm	********	********	********
293009	293009	Lordotic Unilateral Spacer 9 x 30mm	********	********	********
293010	293010	Lordotic Unilateral Spacer 10 x 30mm	********	********	********
293011	293011	Lordotic Unilateral Spacer 11 x 30mm	********	********	********
293012	293012	Lordotic Unilateral Spacer 12 x 30mm	********	********	********
293013	293013	Lordotic Unilateral Spacer 13 x 30mm	********	********	********
293014	293014	Lordotic Unilateral Spacer 14 x 30mm	********	********	********
293015	293015	Lordotic Unilateral Spacer 15x30mm	********	********	********
293016	293016	Lordotic Unilateral Spacer 16x30mm	********	********	********

ISP Grafts

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
4578108	SB0608	ISP Cortical Wedge, 8mm	********	********	********
4578110	SB0610	ISP Cortical Wedge, 10mm	********	********	********
4578112	SB0612	ISP Cortical Wedge, 12mm	********	********	********
4578114	SB0614	ISP Cortical Wedge, 14mm	********	********	********
4578116	SB0616	ISP Cortical Wedge, 16mm	********	********	********
4578118	SB0618	ISP Cortical Wedge, 18mm	********	********	********
4578120	SB0620	ISP Cortical Wedge, 20mm	********	********	********
4578710	SB0570	ISP Cortical Spacer, 10mm	********	********	********
4578712	SB0572	ISP Cortical Spacer, 12mm	********	********	********
4578714	SB0574	ISP Cortical Spacer, 14mm	********	********	********
45781709	SB0079	ISP Cancellous Spacer, 7 x 9 mm	********	********	********
45781711	SB0071	ISP Cancellous Spacer, 7 x 11 mm	********	********	********
45781713	SB0073	ISP Cancellous Spacer, 7 x 13 mm	********	********	********
45781909	SB0099	ISP Cancellous Spacer, 9 x 9 mm	********	********	********
45781911	SB0091	ISP Cancellous Spacer, 9 x 11 mm	********	********	********
45781913	SB0093	ISP Cancellous Spacer, 9 x 13 mm	********	********	********

Confidential Treatment Requested

Cancellous Plug

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
221019	221019	Cornerstone Cancellous Plug, 10mm Large	********	********	********
221096	221096	Cornerstone Cancellous Plug, 10mm Small	********	********	********
221219	221219	Cornerstone Cancellous Plug, 12mm Large	********	********	********
221296	221296	Cornerstone Cancellous Plug, 12mm Small	********	********	********

Facet Fix

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
223510	223510	FacetFix, 5mm x 10mm Facet Dowel	********	********	********

Anatomic Cervical Allograft Spacer

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
6940541	SA0541	Anatomic Cervical Allograft Spacer 5 x 14 x 11mm	********	********	********
6940564	SA0564	Anatomic Cervical Allograft Spacer 5 x 16 x 14mm	********	********	********
6940641	SA0641	Anatomic Cervical Allograft Spacer 6 x 14 x 11mm	********	********	********
6940664	SA0664	Anatomic Cervical Allograft Spacer 6 x 16 x 14mm	********	********	********
6940741	SA0741	Anatomic Cervical Allograft Spacer 7 x 14 x 11mm	********	********	********
6940764	SA0764	Anatomic Cervical Allograft Spacer 7 x 16 x 14mm	********	********	********
6940841	SA0841	Anatomic Cervical Allograft Spacer 8 x 14 x 11mm	********	********	********
6940864	SA0864	Anatomic Cervical Allograft Spacer 8 x 16 x 14mm	********	********	********
6940941	SA0941	Anatomic Cervical Allograft Spacer 9 x 14 x 11mm	********	********	********
6940964	SA0964	Anatomic Cervical Allograft Spacer 9 x 16 x 14mm	********	********	********
6941041	SA0041	Anatomic Cervical Allograft Spacer 10 x 14 x 11mm	********	********	********
6941064	SA0064	Anatomic Cervical Allograft Spacer 10 x 16 x 14mm	********	********	********
6941164	SA0164	Anatomic Cervical Allograft Spacer 11 x 16 x 14mm	********	********	********
6941241	SA0241	Anatomic Cervical Allograft Spacer 12 x 14 x 11mm	********	********	********
6941264	SA0264	Anatomic Cervical Allograft Spacer 12 x 16 x 14mm	********	********	********
6941341	SA0341	Anatomic Cervical Allograft Spacer 13 x 14 x 11mm	********	********	********
6941364	SA0364	Anatomic Cervical Allograft Spacer 13 x 16 x 14mm	********	********	********
6941441	SA0441	Anatomic Cervical Allograft Spacer 14 x 14 x 11mm	********	********	********
6941464	SA0464	Anatomic Cervical Allograft Spacer 14 x 16 x 14mm	********	********	********

Confidential Treatment Requested

Total Facet Shim

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
609002	SB0128	2x8x8mm Cornerstone Micro	********	********	********
609003	SB0138	3x8x8mm Cornerstone Micro	********	********	********
609004	SB0148	4x8x8mm Cornerstone Micro	********	********	********
609404	SB0141	4x8x10 Cornerstone Micro	********	********	********
609405	SB0151	5x8x10 Cornerstone Micro	********	********	********
609406	SB0161	6x8x10 Cornerstone Micro	********	********	********
609603	SB0238	3x8x8mm Cornerstone Micro Wedge	********	********	********
609604	SB0248	4x8x8mm Cornerstone Micro Wedge	********	********	********

Tricortical Block

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
320105	320105	Tricortical Block 5mm	********	********	********
320106	320106	Tricortical Block 6mm	********	********	********
320107	320107	Tricortical Block 7mm	********	********	********
320108	320108	Tricortical Block 8mm	********	********	********
320109	320109	Tricortical Block 9mm	********	********	********
320110	320110	Tricortical Block 10mm	********	********	********

NON-EXCLUSIVE PRODUCTS

Cornerstone Pinnacle

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
545541	545541	MASR Cortical-Cancellous Block 5 x 14 x 11	********	********	********
545641	545641	MASR Cortical-Cancellous Block 6 x 14 x 11	********	********	********

Unicortical Dowel

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
280012	280012	Dowel, Unicortical 12mm	********	********	********
280014	280014	Dowel, Unicortical 14mm	********	********	********
280016	280016	Dowel, Unicortical 16mm	********	********	********

Confidential Treatment Requested

Cornerstone Iliac Block, Tricortical

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
310107	310107	Iliac Block, Tricortical 7mm x 15mm	********	********	********
310108	310108	Iliac Block, Tricortical 8mm x 15mm	********	********	********
310109	310109	Iliac Block, Tricortical 9mm x 15mm	********	********	********
310110	310110	Iliac Block, Tricortical 10mm x 15mm	********	********	********
310112	310112	Iliac Block, Tricortical 12mm x 15mm	********	********	********
310114	310114	Iliac Block, Tricortical 14mm x 15mm	********	********	********
310115	310115	Iliac Block, Tricortical 15mm x 15mm	********	********	********
310116	310116	Iliac Block, Tricortical 16mm x 15mm	********	********	********
310118	310118	Iliac Block, Tricortical 18mm x 15mm	********	********	********
310120	310120	Iliac Block, Tricortical 20mm x 15mm	********	********	********
310225	310225	Iliac Block, Tricortical 25mm x 15mm	********	********	********

Bicortical Block

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
862010	862010	Bicortical Block 10mm x 20mm	********	********	********
862012	862012	Bicortical Block 12mm x 20mm	********	********	********
862014	862014	Bicortical Block 14mm x 20mm	********	********	********
862512	862512	Bicortical Block 12mm x 25mm	********	********	********
862514	862514	Bicortical Block 14mm x 25mm	********	********	********
862516	862516	Bicortical Block 16mm x 25mm	********	********	********
872007	872007	Bicortical Block 7mm	********	********	********
872008	872008	Bicortical Block 8mm	********	********	********

Unicortical Block

MDT CFN	RTI P/N	Description	Current Fee	New Fee	Change
850612	850612	Unicortical Block 6 x 12mm	********	********	********
850712	850712	Unicortical Block 7 x 12mm	********	********	********
850812	850812	Unicortical Block 8 x 12mm	********	********	********
850912	850912	Unicortical Block 9 x 12mm	********	********	********

EXHIBIT B

Osteobiologic Implants

RTI BIOLOGICS®

About RTI Biologics, Inc.

Strong commitment to advancing science, safety and innovation

Global leader in tissue-based innovations

Precisely shapes allograft tissue for use in surgeries

Sterilizes tissue with proprietary, validated sterilization processes that inactivate viruses—including BioCleanse® Tissue Sterilization

Process, Tutoplast® Tissue Sterilization Process, and Cancelle® SP DBM

Sterilization Process

RTI Biologics, Inc. is the leading provider of sterile biological implants for surgeries around the world with a commitment to advancing science, safety and innovation. RTI prepares human donated tissue for transplantation through extensive testing and screening, precision shaping and proprietary, validated sterilization processes. These allograft implants are used in orthopedic, dental, hernia and other specialty surgeries.

RTI’s innovations continuously raise the bar of science and safety for biologics—from being the first company to offer precision-tooled bone implants and assembled technology to maximize each gift of donation, to inventing fully validated sterilization processes that include viral inactivation steps. These processes sterilize tissue, are clinically successful and are scientifically proven to address donor-to-recipient disease transmission risk while preserving tissue strength and biocompatibility. They have a proven record of more than four million implants distributed with zero incidence of implant-associated infection. RTI’s worldwide corporate headquarters are located in Alachua, Fla., with international facilities in Neunkirchen, Germany, and Aix-en-Provence, France. The company is accredited in the U.S. by the American Association of Tissue Banks.

Vision

We will be recognized as the world leader in transforming donated and natural tissue into safe and innovative biologic solutions.

Mission

We improve lives by using the body to heal the body to achieve life-restoring results.

References

1 Archibald, LA, et al., “Seroprevalence of Bloodborne Viruses Among Cadaveric Donors of Human Tissue: Implications for Tissue Safety.” Presented at EATB 2005.

2 Carr, AS, et. al., “Mechanical Testing of Soft Tissue Allografts Sterilized Through the BioCleanse Process.” Unpublished data, 2005.

1About RTI Biologics

Table of Contents

Sterilization Processes Overview 3-4

General Orthopedic Conventional Allografts

Chips and Cubes 5

Blocks and Dowels 6

Wedges and Strips 7

Shafts 8

Reconstructive Large Segmental Allografts

Heads and Condyles 9

Proximal and Distal Grafts 10

Whole Bones 11

Osteoinductive Demineralized Bone Grafts

DBM Powder 12

BioReady™ DBM Putty 12

BioSet® DBM Allograft Paste 13

BioAdapt™ Foam 13

Precision Machined Spine Spacers

Cortical Cervical Spacer 14

PROVEN

QUALITY

Table of Contents 2

The Path from Recovery to Implantation

Donor Screening

Serological & Microbiological Testing

Tissue before processing

Tissue shaped into final form

Through its innovations, RTI Biologics, Inc.

(RTI) continuously raises the bar of science and

safety for biologics – from being the first company to

offer precision-tooled bone implants and assembled

technology, to inventing fully validated sterilization

processes that include viral inactivation steps. Three

such processes–the BioCleanse®Tissue Sterilization

Process, the Tutoplast® Tissue Sterilization Process

and Cancelle® DBM Sterilization Process – have a

proven combined record of more than four million

implants distributed with zero incidence of implant-associated infection. Validation studies have been

performed for each process based on tissue type

using appropriate challenge microorganisms.

Serological Testing (for every donor):

•HCV Antibody

•HTLV-I & HTLV-II Antibody

•HBV Surface Antigen

•Syphilis

•HIV 1 & 2 Antibody

•HIV-I/NAT

•HBV Total Core Antibody

•HCV/NAT

After consent/authorization for donation is obtained, donor history screening and laboratory testing is performed in accordance

with FDA regulations and AATB Standards.

Screening for Patient Safety

A complete donor risk assessment interview must be performed for every donor including:

Cause of death: Donors are only accepted if cause of death is established.

Donor Risk Assessment:

RTI receives donated tissue from independently licensed recovery agencies which screen for safety prior to recovery, including conducting an interview with the family/next of kin and a behavioral/lifestyle risk assessment.

Following receipt of tissue from the recovery agency, RTI evaluates records from the recovery agency and performs the following donor risk assessment:

Medical record/hospital records review

Medical examiner/coroner’s report (autopsy report, when available)

Laboratory, pathology and radiology reports

The final determination of donor eligibility is made by RTI’s medical director –

a licensed physician – utilizing all available, relevant information.

Testing for Patient Safety

An extensive panel of serological and microbiological tests are performed.

These results are subject to stringent acceptance criteria in order to release the donor tissue.

In addition to serological testing on the donor’s blood, microbiological testing is used throughout the process (where appropriate) to screen for potential contamination and to provide confirmation of tissue suitability for transplant.

3 Sterilization Processes Overview

BioCleanse® Tissue Sterilization Process

Bone and sports medicine soft tissue

Low temperature chemical process

BIOCLEANSE®

TISSUE STERILIZATION PROCESS

Tissue sterilized to SAL 10-6

Bone grafts are terminally sterilized by a validated method. Sports medicine tendons are not terminally irradiated.

Cancelle® SP DBM Sterilization Process

DBM pastes and putties

Bone undergoes demineralization

Low-temperature terminal irradiation

CANCELLE®SP

DBM STERILIZATION PROCESS

Sterile finished graft

For most DBM-based implants**, the irradiation dose is applied terminally to achieve an SAL of 10-6.

BioCleanse® Tissue Sterilization Process

RTI Biologics’ allograft constructs/spacers and sports medicine soft tissue implants are sterilized to Sterility Assurance Level 10-6 through its patented BioCleanse Tissue Sterilization Process, an automated, pharmaceutical grade process. BioCleanse sterilization is used on grafts that provide a natural biologic scaffold in orthopedic, spine and sports medicine procedures.

How does the BioCleanse Process work?

The BioCleanse system sterilizes tissue to SAL 10-6 using a complex, proprietary combination of mechanical and chemical processes, working in conjunction with each other. The mechanical component applies oscillating positive and negative pressure in the presence of the chemical agents (including detergents and sterilants), which gently perfuse the tissue. This combination removes blood and lipids, and inactivates or removes pathogenic microorganisms. Repeated water rinses throughout the process remove debris, and final water rinses remove residual chemicals, leaving the tissue biocompatible. The BioCleanse Process does not sterilize using irradiation.

Even if other safeguards fail, RTI’s BioCleanse technology sterilizes both bone and soft tissue to SAL 10-6. This SAL was established using worst case testing scenarios which included Achilles tendon (because of its dense nature) and spores (because they are the most difficult microorganisms to remove).

Cancelle® SP DBM Sterilization Process

DBM pastes and putties are sterilized through the Cancelle SP Process, which is a validated bone matrix sterilization process designed to preserve protein activity. Their osteoinductive (OI) potential*is verified by 100% lot testing after sterilization. In their final form, the DBM products serve as bone void fillers in many applications, including spinal, general orthopedic and joint reconstruction surgeries.

How does the Cancelle SP Process work?

Cancelle SP is a proprietary process that sterilizes DBM while simultaneously allowing it to maintain its osteoinductive* potential. Through a combination of oxidative treatments and acid or alcohol washes, debris is removed and pathogens are inactivated. Cleansing rinses remove residual chemicals, maintaining biocompatibility, and low temperature, low dose gamma irradiation preserves the utility of the graft. For most DBM-based products**, the irradiation dose is applied terminally to achieve a sterility assurance level (SAL) of 10-6.

*DBM or representative finished implant is either assayed in vivo in the modified athymic nude rat for bone formation or in vitro for endogenous BMP-2 as a surrogate test marker for osteoinductive potential. Because the combination of various proteins is responsible for osteoinductive potential, when assayed in vitro, DBM is also screened for the presence of BMP-7. Findings from an in vitro assay or animal model are not necessarily predictive of human clinical results.

**Refer to implant package insert for specific processing information.

Sterilization Processes Overview 4

General Orthopedic Conventional Allografts

Chips and Cubes

Sterilized through the BioCleanse® Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

Chips and Cubes Sterilization: BioCleanse®

Code

Description Preservation

1-4mm Chips 100005

Cancellous Chips (1-4mm) 5cc FD 100015

Cancellous Chips (1-4mm) 15cc FD 100030

Cancellous Chips (1-4mm) 30cc FD 100060

Cancellous Chips (1-4mm) 60cc FD 100090

Cancellous Chips (1-4mm) 90cc FD

4-10mm Chips 100405

Cancellous Chips (4-10mm) 5cc FD 100415

Cancellous Chips (4-10mm) 15cc FD 100430

Cancellous Chips (4-10mm) 30cc FD 100460

Cancellous Chips (4-10mm) 60cc FD 100490

Cancellous Chips (4-10mm) 90cc FD 1-4mm

Chips 100505

Cancellous Chips (1-4mm) 5cc FZ 100515

Cancellous Chips (1-4mm) 15cc FZ 100530

Cancellous Chips (1-4mm) 30cc FZ 4-10mm

Chips 100605

Cancellous Chips (4-10mm) 5cc FZ 100615

Cancellous Chips (4-10mm) 15cc FZ 100630

Cancellous Chips (4-10mm) 30cc FZ 4-6mm

Cubes 100205

Cancellous Cubes (4-6mm) 5cc FD 100215

Cancellous Cubes (4-6mm) 15cc FD 100230

Cancellous Cubes (4-6mm) 30cc FD 6-10mm

Cubes 100305

Cancellous Cubes (6-10mm) 5cc FD 100315

Cancellous Cubes (6-10mm) 15cc FD 100330

Cancellous Cubes (6-10mm) 30cc FD

Cortical/Cancellous Blends 110115

Cortical Cancellous Chips 40/60 MIX (1-3mm)

15cc FD 110130

Cortical Cancellous Chips

40/60 MIX (1-3mm) 30cc FD

FD=Freeze Dried

4 - 10mm Chips

1 - 4mm Chips

6 - 10mm Cubes

4 - 6mm Cubes

Cortical/ Cancellous Blend

BIOCLEANSE

5 General Orthopedic Conventional Allografts

General Orthopedic Conventional Allografts

Blocks and Dowels

Pre-cut to select heights and footprints

Sterilized through the BioCleanse Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

Blocks Sterilization: BioCleanse®

Code Description HxLxW Preservation

D08562 Unicortical Block 6x12x12mm FD

D08572 Unicortical Block 7x12x12mm FD

D08582 Unicortical Block 8x12x12mm FD

D08592 Unicortical Block 9x12x12mm FD

D08502 Unicortical Block 10x12x12mm FD

D08706 Bicortical Block 6x15x12mm FD

D08707 Bicortical Block 7x15x12mm FD

D08708 Bicortical Block 8x15x12mm FD

D08709 Bicortical Block 9x15x12mm FD

Blocks HxLxW D08600

Bicortical Block 10x20x9mm FD D08602

Bicortical Block 12x20x9mm FD D08604

Bicortical Block 14x20x9mm FD D08650

Bicortical Block 10x25x9mm FD D08652

Bicortical Block 12x25x9mm FD D08654

Bicortical Block 14x25x9mm FD D03205

Ilium Tricortical Block 5x12x14mm FD D03206

Ilium Tricortical Block 6x12x14mm FD D03207

Ilium Tricortical Block 7x12x14mm FD D03208

Ilium Tricortical Block 8x12x14mm FD D03209

Ilium Tricortical Block 9x12x14mm FD D03210

Ilium Tricortical Block 10x12x14mm FD D03107

Ilium Tricortical Block 7x ≥15x ≥10mm FD

D03108 Ilium Tricortical Block 8x ≥15x ≥10mm FD

D03109 Ilium Tricortical Block 9x ≥15x ≥10mm FD

D03110 Ilium Tricortical Block 10x ≥15x ≥10mm FD

D03112 Ilium Tricortical Block 12x ≥15x ≥10mm FD

D03114 Ilium Tricortical Block 14x ≥15x ≥10mm FD

D03115 Ilium Tricortical Block 15x ≥15x ≥10mm FD

D03116 Ilium Tricortical Block 16x ≥15x ≥10mm FD D03118

Ilium Tricortical Block 18x ≥15x ≥10mm FD D03120

Ilium Tricortical Block 20x ≥15x ≥10mm FD D03125

Ilium Tricortical Block 25x ≥30x ≥14mm FD Dowels HxD D02812

Unicortical Dowel 12x15-35mm FD D02814

Unicortical Dowel 14x15-35mm FD D02816

Unicortical Dowel 16x15-35mm FD D02818

Unicortical Dowel 18x15-35mm FD

Unicortical

Block (Cervical)

12 x 12

H W L

Bicortical

Block (Lumbar)

20 x 9

L W H

W2 H L W1

Ilium Tricortical

Block (Lumbar)

≥15 x ≥10

W L H

Bicortical

Block

(Cervical)

15 x 12

W1 H L W2

Ilium Tricortical

Block (Cervical)

12 x 14

Unicortical

Dowel (Lumbar)

15-35mm Dia.

H D

BIOCLEANSE

General Orthopedic Conventional Allografts 6

General Orthopedic Conventional Allografts

Wedges

Sterilized through the BioCleanse® Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

L H

Measurements Recorded:

Maximum length ≥ 50mm

Maximum height

Minimum width ≥ 40mm

Angle measured on small end

BIOCLEANSE

HTO Wedge Sterilization: BioCleanse®

Code Description (Height) Preservation

180672 HTO Wedge 6 degrees, 7.5mm FD

180872 HTO Wedge 8 degrees, 10.0mm FD

181072 HTO Wedge 10 degrees, 12.5mm FD

181272 HTO Wedge 12 degrees, 15.0mm FD

181472 HTO Wedge 14 degrees, 17.5mm FD

190672 HTO Wedge 6 degrees, 7.5mm FZ

190872 HTO Wedge 8 degrees, 10.0mm FZ

191072 HTO Wedge 10 degrees, 12.5mm FZ

191272 HTO Wedge 12 degrees, 15.0mm FZ

191472 HTO Wedge 14 degrees, 17.5mm FZ

Strips

Sterilized through the BioCleanse® Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

T1 T2 W L

Measurements Recorded:

Maximum width

Minimum length >24mm

Maximum thickness >9mm

Minimum thickness

BIOCLEANSE

Ilium Tricortical Strip Sterilization: BioCleanse®

Code Description (Width) Preservation

339030 Ilium Strip Tricortical 28-45mm FZ

339050 Ilium Strip Tricortical 46-57mm FZ

339060 Ilium Strip Tricortical >58mm FZ

330030 Ilium Strip Tricortical 28-45mm FD

330050 Ilium Strip Tricortical 46-57mm FD

330060 Ilium Strip Tricortical >58mm FD

FD=Freeze Dried

FZ=Frozen

7 General Orthopedic Conventional Allografts

General Orthopedic Conventional Allografts

Shafts

Pre-cut to select lengths to reduce OR prep time

Sterilized through the BioCleanse Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

Femoral Shafts Sterilization: BioCleanse®

Code Description (Length) Preservation

639010 Femoral Shaft 98-130mm FZ

639015 Femoral Shaft 131-165mm FZ

639020 Femoral Shaft 166-202mm FZ

632010 Femoral Shaft 98-130mm FD

632015 Femoral Shaft 131-165mm FD

632020 Femoral Shaft 166-202mm FD

Hemi Femoral Shafts

639110 Hemi Femoral Shaft 98mm-130mm FZ

639115 Hemi Femoral Shaft 131mm-165mm FZ

639120 Hemi Femoral Shaft 166mm-202mm FZ

632110 Hemi Femoral Shaft 98mm-130mm FD

632115 Hemi Femoral Shaft 131mm-165mm FD

632120 Hemi Femoral Shaft 166mm-202mm FD

Humeral Shafts

699060 Humeral Shaft 50mm-100mm FZ

699010 Humeral Shaft 101mm-150mm FZ

691060 Humeral Shaft 50mm-100mm FD

692010 Humeral Shaft 101mm-150mm FD

Tibial Shafts

789060 Tibial Shaft 50mm-75mm FZ

789010 Tibial Shaft 76mm-102mm FZ

789015 Tibial Shaft 103mm-152mm FZ

781060 Tibial Shaft 50mm-75mm FD

782010 Tibial Shaft 76mm-102mm FD

782015 Tibial Shaft 103mm-152mm FD

Fibula Shafts Sterilization: BioCleanse®

Code Description (Length) Preservation

669060 Fibula Shaft 50mm-75mm FZ

669080 Fibula Shaft 76mm-98mm FZ

669010 Fibula Shaft 99mm-125mm FZ

661060 Fibula Shaft 50mm-75mm FD

661080 Fibula Shaft 76mm-98mm FD

662010 Fibula Shaft 99mm-125mm FD

FD=Freeze Dried

FZ=Frozen

Femoral Shaft

ML AP L

Hemi Femoral Shaft

ML AP L

Humeral Shaft

AP ML L

Tibial Shaft

AP L

Measurements Recorded:

Length

AP diameter and ML diameter

Minimum cortical-wall thickness of 3mm

BIOCLEANSE

Fibula Shaft

ML AP L

Measurements Recorded:

Length

AP diameter and ML diameter

Minimum cortical-wall thickness of 1.5mm

BIOCLEANSE

General Orthopedic Conventional Allografts 8

Reconstructive Large Segmental Allografts

Heads and Condyles

Existing cartilage still attached (except femoral head)

Sterilized through the BioCleanse® Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

Femoral Head Sterilization: BioCleanse®

Code Description Preservation

620100 Femoral Head w/o Cartilage FZ

Humeral Head Left Right Description Preservation

680001 680002

Humeral Head FZ

Distal Tibial Condyle

Left

Right

Description

Preservation

770301

770302

Distal Tibial Condyle

FZ

Femoral Head

Humeral Heads

Distal Tibial Condyles

BIOCLEANSE

FZ=Frozen

9 Reconstructive Large Segmental Allografts

Reconstructive Large Segmental Allografts

Proximal and Distal Grafts

Existing cartilage still attached

Sterilized through the BioCleanse Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

Femur Sterilization: BioCleanse®

Left Right Description Length Preservation

640207 640208 Distal Femur Short 150-250mm FZ

640217 640218 Distal Femur Long 251-350mm FZ

640107 640108 Proximal Femur Short 150-250mm FZ

640117 640118 Proximal Femur Long 251-350mm FZ

Humerus

Left Right Description Length Preservation

670101 670102 Proximal Humerus Short 130-200mm FZ

670111 670112 Proximal Humerus Long 201-270mm FZ

670201 670202 Distal Humerus Short 130-200mm FZ

670211 670212 Distal Humerus Long 201-270mm FZ

Tibia

Left Right Description Length Preservation

760201 760202 Distal Tibia Short 150-200mm FZ

760211 760212 Distal Tibia Long 201-300mm FZ

760101 760102 Proximal Tibia Short 150-200mm FZ

760111 760112 Proximal Tibia Long 201-300mm FZ

Distal

Femur

Proximal

Femur

Proximal

Humerus

Distal

Humerus

Measurements Recorded:

Distal Femur

Length

ML measurement of distal condyle

AP measurement of distal condyle

Shaft’s outer diameter

Cortical-wall thickness

Proximal Femur w/Head

Length

Femoral head outer diameter

Shaft’s outer diameter

Cortical-wall thickness

Proximal Humerus

Length

Shaft’s outer diameter

Cortical-wall thickness

Proximal condyle’s outer diameter

Distal Humerus

Length

Shaft’s outer diameter

Cortical-wall thickness

BIOCLEANSE

Measurements Recorded:

Distal Tibia

Length

ML measurement of distal condyle

AP measurement of distal condyle

Shaft’s outer diameter

Cortical-wall thickness

Proximal Tibia

Length

ML measurement of proximal condyle

AP measurement of proximal condyle

Shaft’s outer diameter

Cortical-wall thickness

Distal Tibia

Proximal

Tibia

BIOCLEANSE

FZ=Frozen

Reconstructive Large Segmental Allografts 10

Reconstructive Large Segmental Allografts

Whole Bones

Existing cartilage still attached

Sterilized through the BioCleanse® Process

Terminal sterilization after the BioCleanse Process achieves SAL 10-6 and labeled STERILE

Femur Sterilization: BioCleanse®

Left Right Description Length Preservation

640001 640002 Whole Femur Variable FZ

Humerus

Left Right Description Length Preservation

670001 670002 Whole Humerus Variable FZ

Tibia

Left Right Description Length Preservation

760001 760002 Whole Tibia Variable FZ

Fibula

Left Right Description Length Preservation

650001 650002 Whole Fibula Variable FZ

Radius

Left Right Description Length Preservation

730001 730002 Whole Radius Variable FZ

Ulna

Left Right Description Length Preservation

790001 790002 Whole Ulna Variable FZ

Measurements Recorded:

Whole Ulna Whole Humerus Length Length

ML measurement of proximal condyle

Shaft’s outer diameter

AP measurement of proximal condyle

Proximal head outer diameter

Shaft’s outer diameter

ML measurement of distal condyle

Whole Tibia

AP measurement of distal condyle

Length

ML measurement of proximal condyle

Whole Radius

AP measurement of proximal condyle

Length

Shaft’s outer diameter

ML measurement of proximal condyle

ML measurement of distal condyle

ML measurement of distal condyle

Shaft’s outer diameter

Whole Fibula

Length

Whole Femur

ML measurement of proximal condyle

Length

ML measurement of distal condyle

ML measurement of distal condyle

Shaft’s outer diameter

Shaft’s outer diameter

Femoral head outer diameter

AP measurement of distal condyle

FZ=Frozen

Whole Ulna

Whole Radius

Whole Femur

Whole Humerus

Whole Tibia

Whole Fibula

BIOCLEANSE

11 Reconstructive Large Segmental Allografts

Osteoinductive Demineralized Bone Grafts

DBM Powder

Osteoinductive* (OI) potential is verified by 100% lot testing after sterilization

Sterilized through the Cancelle® SP DBM Sterilization Process using low-temperature,

low dose gamma irradiation to achieve SAL 10-6

DBM Powder Sterilization: Cancelle® SP

Code Description Preservation

004805 DBM Powder 5cc FD

004810 DBM Powder 10cc FD

004815 DBM Powder 15cc FD

CANCELLE SP

DBM Powder

FD=Freeze Dried

BioReady™ DBM Putty

Ready-to-use, 100% allograft

Pliable without becoming hard or setting

Osteoinductive* (OI) potential is verified by 100% lot testing after sterilization

Sterilized through the Cancelle® SP DBM Sterilization Process using low-temperature,

low dose gamma irradiation to achieve SAL 10-6

Putty Sterilization: Cancelle® SP

Code Description Preservation

D00100 BioReady™ DBM Putty 0.5cc Pre-hydrated

D00101 BioReady™ DBM Putty 1cc Pre-hydrated

D00102 BioReady™ DBM Putty 2cc Pre-hydrated

D00105 BioReady™ DBM Putty 5cc Pre-hydrated

D00110 BioReady™ DBM Putty 10cc Pre-hydrated

Putty with Chips

Code Description Preservation

D00300 BioReady™ DBM Putty with Chips 0.5cc Pre-hydrated

D00301 BioReady™ DBM Putty with Chips 1cc Pre-hydrated

D00302 BioReady™ DBM Putty with Chips 2cc Pre-hydrated

D00305 BioReady™ DBM Putty with Chips 5cc Pre-hydrated

D00310 BioReady™ DBM Putty with Chips 10cc Pre-hydrated

D00320 BioReady™ DBM Putty with Chips 20cc Pre-hydrated

*DBM or representative finished implant is either assayed in vivo in the modified athymic nude rat for bone formation or in vitro for endogenous BMP-2 as a surrogate test marker for osteoinductive potential. Because the combination of various proteins is responsible for osteoinductive potential, when assayed in vitro,

DBM is also screened for the presence of BMP-7. Findings from an in vitro assay or animal model are not necessarily predictive of human clinical results.

CANCELLE SP

Osteoinductive Demineralized Bone Grafts 12

Osteoinductive Demineralized Bone Grafts

BioSet® DBM Allograft Paste

Can be hydrated with fluid of choice

Sets once implanted

Osteoinductive* (OI) potential is verified by 100% lot testing after sterilization

Sterilized through the Cancelle® SP DBM Sterilization Process using low-temperature,

low dose gamma irradiation to achieve SAL 10-6

BioSet® DBM Allograft Paste Sterilization: Cancelle® SP

Code Description Preservation

005700 BioSet® RT Allograft Paste, Syringe, 0.5cc DR

005701 BioSet® RT Allograft Paste, Syringe, 1cc DR

005705 BioSet® RT Allograft Paste, Syringe, 5cc DR

005710 BioSet® RT Allograft Paste, Syringe, 10cc DR

005800 BioSet® Allograft Paste, Syringe, 0.5cc FZ

005801 BioSet® Allograft Paste, Syringe, 1cc FZ

005805 BioSet® Allograft Paste, Syringe, 5cc FZ

005810 BioSet® Allograft Paste, Syringe, 10cc FZ

006702 BioSet® IC, RT Allograft Paste, 2cc DR

006705 BioSet® IC, RT Allograft Paste, 5cc DR

006710 BioSet® IC, RT Allograft Paste, 10cc DR

006720 BioSet® IC, RT Allograft Paste, 20cc DR

006805 BioSet® IC Moldable Allograft Paste, Syringe, 5cc FZ

006810 BioSet® IC Moldable Allograft Paste, Syringe, 10cc FZ

006820 BioSet® IC Moldable Allograft Paste, Syringe, 20cc FZ

007820 BioSet® IC Allograft Full Disc, 20 x 3mm, 1cc FZ

007890 BioSet® IC Allograft Full Disc, 90 x 5mm, 32cc FZ

007830 BioSet® IC Allograft Full Disc, 30 x 3mm, 2cc FZ

007845 BioSet® IC Allograft Full Disc, 45 x 5mm, 5cc FZ

007875 BioSet® IC Allograft Partial Disc, 75 x 5mm, 15cc FZ

007891 BioSet® IC Allograft Partial Disc, 90 x 5mm, 22cc FZ

008850 BioSet® IC Moldable Strip, 50mm (2 each), 6cc FZ

008890 BioSet® IC Moldable Strip, 90mm (2 each), 10cc FZ

DR=Dried

FZ=Frozen

BioSet® RT Allograft Paste

BioSet®

Allograft

Paste

BioSet® IC, RT Allograft Paste

BioSet® IC

Allograft

Full Disc

BioSet® IC

Allograft

Partial Disc

BioSet® IC

Moldable Strip

CANCELLE SP

*These products induced bone formation when evaluated using the modified athymic nude rat assay.

Findings from an animal model are not necessarily predictive of human clinical results.

13 Osteoinductive Demineralized Bone Grafts

Osteoinductive Demineralized Bone Grafts

BioAdapt™ Foam

Can be hydrated with fluid of choice

Pre-shaped DBM that expands with hydration to provide a contoured fit to the bony defect

Osteoinductive* (OI) potential is verified by 100% lot testing after sterilization

Sterilized through the BioCleanse® Process and Cancelle® SP DBM Sterilization

Process using low-temperature, low dose gamma irradiation to achieve SAL 10-6

BioAdapt™ Foam Sterilization: BioCleanse®, Cancelle® SP

Code Description L x W x H, Volume Preservation

DU0110 BioAdapt™ Foam, Skinny Strips 100 x 10 x 8mm, 16cc DR

DU0125 BioAdapt™ Foam, Large Strip 100 x 25 x 5mm, 12cc DR

DU0025 BioAdapt™ Foam, Medium Strip 50 x 25 x 5mm, 6cc DR

DU0015 BioAdapt™ Foam, Small Strip 15 x 15 x 8mm, 2cc DR

DU0060 BioAdapt™ Foam, Disc 60 (diam.) x 5mm, 14cc DR

Precision Machined Spine Spacers

Cortical Cervical Spacer

Available in 12x14mm (small) and 14x16mm (large) footprints

Available in parallel and lordotic (7°) profiles

Sterilized through the BioCleanse® Process

Terminal Sterilization after BioCleanse achieves SAL 10-6 and labeled STERILE

12mm (AP) x 14mm (ML) Sterilization: BioCleanse®

Code Description Preservation

D0P146 Cortical Cervical Spacer, Parallel - Small 6mm FD

D0P147 Cortical Cervical Spacer, Parallel - Small 7mm FD

D0P148 Cortical Cervical Spacer, Parallel - Small 8mm FD

D0P149 Cortical Cervical Spacer, Parallel - Small 9mm FD

D0P140 Cortical Cervical Spacer, Parallel - Small 10mm FD

D0L146 Cortical Cervical Spacer, Lordotic - Small 6mm FD

D0L147 Cortical Cervical Spacer, Lordotic - Small 7mm FD

D0L148 Cortical Cervical Spacer, Lordotic - Small 8mm FD

D0L149 Cortical Cervical Spacer, Lordotic - Small 9mm FD

D0L140 Cortical Cervical Spacer, Lordotic - Small 10mm FD

14mm (AP) x 16mm (ML)

Code Description Preservation

D0P166 Cortical Cervical Spacer, Parallel - Large 6mm FD

D0P167 Cortical Cervical Spacer, Parallel - Large 7mm FD

D0P168 Cortical Cervical Spacer, Parallel - Large 8mm FD

D0P169 Cortical Cervical Spacer, Parallel - Large 9mm FD

D0P160 Cortical Cervical Spacer, Parallel - Large 10mm FD

D0L166 Cortical Cervical Spacer, Lordotic - Large 6mm FD

D0L167 Cortical Cervical Spacer, Lordotic - Large 7mm FD

D0L168 Cortical Cervical Spacer, Lordotic - Large 8mm FD

D0L169 Cortical Cervical Spacer, Lordotic - Large 9mm FD

D0L160 Cortical Cervical Spacer, Lordotic - Large 10mm FD

Skinny Strips

Large

Strip

Medium

Strip

Small Strip

Disc

BIOCLEANSE

CANCELLE SP

*DBM or representative finished implant is either assayed in vivo in the modified athymic nude rat for bone formation or in vitro for endogenous BMP-2 as a surrogate test marker for osteoinductive potential. Because the combination of various proteins is responsible for osteoinductive potential, when assayed in vitro, DBM is also screened for the presence of BMP-7. Findings from an in vitro assay or animal model are not necessarily predictive of human clinical results.

Cortical Cervical Spacer

BIOCLEANSE

DR=Dried

FD=Freeze Dried

Osteoinductive Demineralized Bone Grafts 14

PROVEN

QUALITY

To order, call RTI directly: 800.624.7238.

RTI BIOLOGICS®

11621 Research Circle

Alachua, FL 32615

Toll Free: 877.343.6832

Fax: 386.418.0342

www.rtibiologics.com

Accredited by American Association of Tissue Banks

ISO 13485 Certified

• AdvaMed Member

REIMBURSEMENT INFO: Call 877.839.7152

BioCleanse® and Cancelle® are U.S. registered trademarks of RTI Biologics, Inc.

Tutoplast® is a U.S. registered trademark of Tutogen Medical GmbH.

©2013 RTI Biologics, Inc. 6056 R3 02-13-13

EXHIBIT C

Global Business Conduct Policy	Page 1 of 8

Global Business Conduct Standards Policy

ON INTERACTIONS WITH CUSTOMERS

Introduction

Our Mission is to make and sell devices that alleviate pain, restore health and extend life. We recognize that healthcare professionals – those best suited to understand the needs of their patients, the performance of medical devices in the clinical setting and unmet treatment needs – are critical partners in our ability to fulfill our Mission. We collaborate with physicians to create new products and therapies and to improve existing products. We provide world-class training and education on the safe and effective use of our products and therapies to healthcare professionals. We sponsor scientific research conducted by healthcare professionals to gather clinical evidence related to our products. All of these interactions are for the ultimate benefit of patients.

In no instance will Medtronic offer or provide a payment to a Customer as an unlawful inducement to purchase, lease, recommend, use, arrange for the purchase or lease of, or prescribe a Medtronic product. We define “Customer” to include any institution or individual, other than an individual patient, including any medical or healthcare professional or entity, in a position to purchase, lease, recommend, use, arrange for the purchase or lease of, or prescribe Medtronic products. Medtronic also considers persons employed by a Customer, a close family member of a Customer (including spouse or life partner, their children and parents of the Customer) or an organization affiliated with a Customer (meaning that it is controlled by or under common control with the Customer or if the Customer is on the Board of the organization, receives material compensation from, or has an investment interest in the organization) to be within scope when determining whether an entity or individual should be treated as a “Customer” under our policies.

We are committed to adhering to applicable laws regarding physician-initiated use of our products and respect a physician’s right to make independent medical decisions when treating patients. Our marketing, education and promotional activities are consistent with these commitments, and we comply with governing laws regarding appropriate promotion of our products.

Index

Standard 1 | General Provisions

Standard 2 | Discounts and Evaluation Products

Standard 3 | Donations, Research and Educational Grants

Standard 4 | Educational Items and Gifts

Standard 5 | Business Meetings

Standard 6 | Services Arrangements

Standard 7 | Training and Education

Standard 8 | Third-Party Conferences

Standard 9 | Activities Benefiting Patient Care

Statement of Principles

Partnership between industry and its Customers must be based on solid ethical principles, as it presents the potential for conflicts of interest. These conflicts, both real and perceived, can affect patient and stakeholder confidence in clinicians, products, companies – and the entire industry. To sustain and enhance medical innovation through principled cooperation so that patients continue to benefit from advances in medical care, Medtronic is guided by two central principles:

Preserve the integrity of the physician-patient relationship

The relationship between physician and patient is a uniquely trusting one because of the special role that physicians play in saving and enhancing human life. Appropriate safeguards and regulations are necessary to ensure these relationships are not compromised by the cooperation between a physician and industry in the development and testing of new products, or the training and education of other physicians on the safe and effective use of products.

Remain transparent

To provide patients and physicians with information to make informed treatment decisions, and to develop trust and minimize actual and perceived conflicts, Medtronic is committed to transparency and appropriate disclosure of policies regarding its relationships with Customers. We believe also that promoting greater transparency into collaboration with Customers will help people better understand the critical role that these interactions play in innovation, advancing patient care, and ultimately, saving and improving lives.

Global Business Conduct Policy	Page 2 of 8

Commitment to Ethics and Compliance

Medtronic has adopted and fully embraces certain local industry codes of ethics, for example, the AdvaMed Code, the Eucomed Code, and many others. The Medtronic Global Anti-Corruption Policy (“ACP”) sets forth guiding principles across Medtronic for avoiding any corrupt interactions with Customers. The Medtronic Global Business Conduct Standards (“BCS”) give more specific instructions for common categories of interactions with Customers. Where additional local requirements or exceptions are necessary for conforming this common approach to local rules, or additional information is needed for local operation of the BCS, those local provisions are provided in the BCS Playbook (in the U.S.) and the BCS International Procedures. Medtronic requires its employees, and others acting on its behalf to follow the ACP, BCS, and applicable BCS Playbook or BCS International Procedures, as well as all other applicable laws, regulations, company policies and industry standards whenever interacting with Customers. Medtronic will address violations of the BCS and related policies promptly and with appropriate corrective action. See the Global Code of Conduct and BCS Violations Procedure.

The BCS provides a framework to guide interactions across the globe with Customers that purchase, lease, recommend, use, arrange for the purchase or lease of, or prescribe Medtronic products. Because it cannot account for every situation, exceptions to this policy may be approved where the action contemplated does not raise legal, regulatory or ethical concerns.

Standard 1 | General Provisions

Core Rule. In no instance will Medtronic offer or provide a payment or any other item of value to a Customer as an unlawful inducement to purchase, lease, recommend, use, arrange for the purchase or lease of, or prescribe a Medtronic product. To ensure that all Customer interactions are legal and ethical, they must be consistent with Medtronic’s Business Conduct Standards.

Scope of Business Conduct Standards. The BCS are mandatory for interactions involving a transfer of anything of value from Medtronic to a Customer (a “Customer Interaction”). If you are unsure of the scope of the BCS, you must consult with Legal or Compliance before entering into a transaction or initiating a discussion with a Customer.

Business Conduct Standards are Country-Specific. Customers remain subject to the regulations of the country where they are located (healthcare organizations) or where they work (healthcare professionals), irrespective of where the interaction occurs. All Medtronic employees, distributors and agents are expected to become familiar with the BCS and other rules applicable to an individual Customer before initiating an interaction, regardless of the employee’s geographic location. If you plan to enter into an agreement or other interaction with a Customer who works in a country outside your geography, please contact your compliance or legal contact prior to any negotiation with the Customer. Your compliance or legal contact will help you determine what is required before entering into such interaction.

Compliance with the BCS is required. All Medtronic employees involved in Customer interactions are expected to know and comply with the Global Anti-Corruption Policy, the BCS and the applicable BCS International Procedures (outside the U.S.) or BCS Playbook (U.S.), and any other applicable laws, regulations, company policies, procedures and interpretative guidance. As a requirement of working at Medtronic, all employees are expected to know and follow the BCS. Managers are responsible for ensuring that their reports comply with the BCS and any BCS-related requirements such as mandatory training. Medtronic distributors and agents must be required by contract to comply with the Medtronic Anti-Corruption Policy and with applicable principles of the BCS. See the Medtronic International Distributor and Sales Agent Appointment, Contracting and Management Policy.

If Medtronic is restricted from doing something, so are its employees and third party intermediaries. If these Standards restrict Medtronic’s interactions with a Customer, Medtronic employees and third party intermediaries are likewise restricted, even if no reimbursement request is made to Medtronic. This means that Medtronic employees or agents may not give prohibited items to Customers even if they pay for them from their own personal funds.

BCS Violations. Employees who violate the BCS are subject to discipline, up to and including termination. See the Global Code of Conduct and BCS Violations Procedure.

Interpretation of Business Conduct Standards. Any employee with questions about the BCS should contact his/her Manager or Legal or Compliance. Distributors and agents should contact their Medtronic business contacts. Legal and Compliance are responsible for final interpretations of the BCS.

Reporting Concerns and Prohibition against Retaliation. Any employee, agent or business consultant who is concerned that others may be engaging in, or requiring that the employee, agent or business consultant engage in, conduct that is inconsistent with the BCS, should discuss the concern with a Manager, the Human Resources department, Legal/Compliance, or contact the confidential Medtronic Voice Your Concern Line at www.VoiceYourConcernLine.com. This website includes phone numbers for the Voice Your Concern Line in the U.S. (1-800-488-3125) and other countries. Reports can be made in many different languages. Retaliation against any individual for making a good faith report of a potential BCS violation is prohibited.

Method of Payment to Customers. Except as specified below, payments to, or on behalf of, or reimbursed to a Customer must be made by a Medtronic bank transfer only (except for countries where payments are made by check). Whenever possible and practical, payment for travel expenses incurred by a Customer (e.g. lodging, meals, or transportation) must be paid directly to the vendor (e.g., the hotel, airline and travel agency). When reimbursement is made to the Customer, original receipts or other supporting documentation are required. When a Customer is expected to pay directly for reimbursable travel expenses, the Customer should be provided with modest per-diem spending guidelines in advance.

Global Business Conduct Policy	Page 3 of 8

Exceptions and Amendments to the BCS. Because the BCS cannot account for every situation, exceptions to the BCS may be approved where the action contemplated does not raise legal, regulatory or ethical concerns, following the appropriate Business Conduct Exceptions Process.

BCS Spending Limits. Spending limits are established for business-related expenditures on modest meals, refreshments and lodging; reasonable travel and occasional educational items provided to Customers. In addition, employees are expected to follow any applicable Customer-related restrictions. These include, for example, more restrictive laws or employer policies. See the Authorization Levels in the Worldwide Finance Manual to determine the level of authorization necessary to approve payments. For specific spending limits, see the BCS International Procedures or Playbook.

Proper Reporting of Expenses. Payments and all other benefits transmitted to Customers or on behalf of Customers must be timely reported to Medtronic using the applicable expense reporting system and attributed to individual Customers accurately and completely.

Modest Meals and Refreshments. We may provide modest meals as an occasional business courtesy so long as the meal is incidental to the purpose of the business interaction, provided in a manner and setting conducive to the exchange of information and attended by a Medtronic representative. We will not pay for meals for an individual Customer not in attendance at the meeting. We will not pay for or provide excessive alcohol at business meetings, as excessive alcohol undermines the legitimacy of the business meeting. Such meals or refreshments may be provided to Customers in conjunction with:

•	Standard 5 | Business Meetings

•	Standard 6 | Services Arrangements

•	Standard 7 | Training and Education

•	Standard 8 | Third-Party Conferences

No Entertainment. Medtronic does not provide or pay the costs for a Customer’s participation in entertainment or recreational events.

No Subsidy of Spouses, Partners or Guests. Medtronic may not pay for meals, other hospitality, travel or lodging for a spouse, partner or other guest of a Customer.

Reasonable Travel. Depending on the local rules, Medtronic may be able to pay reasonable travel costs for Customers in conjunction with:

•	Standard 5 | Business Meetings

•	Standard 6 | Services Arrangements

•	Standard 7 | Training and Education

•	Standard 8 | Third-Party Conferences (generally not for U.S. healthcare professionals)

As a general rule, economy class travel should be used on all flights. The appropriateness of business class travel for Customers, according to Medtronic policy, shall only be considered for certain longer flights in accordance with local policy (see the International Procedures or BCS Playbook). Medtronic will not pay for upgrades, provide Customers cash in lieu of a ticket or pay any costs associated with a private plane.

Locations and Lodging for Customer Interactions. Depending on the local rules, Medtronic may be able to provide modest lodging for Customers in conjunction with the following interactions:

•	Standard 5 | Business Meetings

•	Standard 6 | Services Arrangements

•	Standard 7 | Training and Education

•	Standard 8 | Third-Party Conferences (generally not for U.S. healthcare professionals)

When Medtronic is responsible for selecting location and lodging for a Customer interaction, it must be selected based upon program requirements, convenience of attendees, and cost savings to Medtronic. Where most or all of the Customer attendees are from the same country, the interaction should be held in that country unless there is a legitimate business purpose to hold the meeting elsewhere.

•	Medtronic training and education programs requiring “hands-on” training in surgical procedures should be held at Bakken Educational Centers, surgical training facilities, medical institutions or other facilities appropriate for such purposes.

•	Medtronic manufacturing or research and development facilities may be appropriate locations for business or consultant meetings.

Requisition and BCS Approval Procedure. Approval processes involving evaluation by qualified, non-sales personnel are required for many Customer interactions (for example consulting agreements, donations and grants all require advance approval according to local processes). See the International Procedures or Playbook for more information. Where an approval process is required by these Standards, Medtronic personnel may not proceed or make a commitment to a Customer before obtaining all required approvals. Failure to obtain the necessary approval may result in a BCS violation.

Training on anti-corruption and the Business Conduct Standards is mandatory for all Medtronic employees interacting with Medtronic’s Customers. Third Party Intermediaries, such as distributors, consultants or agents are also subject to training requirements. Minimum training requirements are specified on the Legal/Compliance website. Such training may occur at the time of hire, annually, or at such other times as may be required. For questions about required training, contact Legal or Compliance.

Global Business Conduct Policy	Page 4 of 8

Standard 2 | Discounts and Evaluation Products

With proper documentation and in compliance with applicable legal and regulatory requirements and other Medtronic policies and guidelines such as pricing and rebate guidelines, Medtronic may provide products to Customers at a reduced or no charge, including:

•	Demonstration products/Samples

•	Products or other allowances provided under a Medtronic warranty

•	Products provided at discounted pricing

•	Products sold under rebate programs

•	Pricing programs that include multiple products

•	No-charge evaluation products

•	No-charge replacement products provided as a result of a regulatory action

•	Discounts that are applied for a particular purpose

Notification to Customers should be provided when a product or accessory is sold at a discount or provided or loaned to a Customer at no charge. This requirement can be met through a purchase agreement, invoice or other notice that reflects the discounted price or zero charge and is provided to the Customer.

For evaluation purposes, only a reasonable number of single-use or disposable products should be provided to a Customer. Products that are covered by pricing arrangements such as discounts, rebates, and warranties are not “evaluation” products.

Provision of capital equipment or multiple-use products free of charge must be accompanied by a written agreement addressing, among other things, term of use and return or purchase of the equipment at the end of the term, if less than the useful life of the equipment. This requirement does not apply to equipment or products that have been determined by Legal to have “no independent value.” Be sure to check BCS International Procedures and Playbook for additional local requirements.

Discounts, warranties, multi-line discount programs, no-charge products and accessories and other pricing arrangements should adhere to local pricing policies and procedures or be reviewed by Medtronic legal counsel before being offered.

Standard 3 | Donations, Research and Educational Grants

Purpose. Medtronic may make monetary and product donations for appropriate scientific, educational, health care, or other charitable purposes. Donations are limited to certain institutions or organizations and are not always allowed for individuals who are Customers; see the appropriate country-specific guidance for more detail.

The donation or grant may not be connected to the purchase of Medtronic products and cannot be made to influence the judgment of an individual Customer related to the institution.

Types of Grants and Donations

Educational Grants. Medtronic makes a variety of charitable contributions, including educational grants. Educational grants can include supporting an endowed chair at an academic institution, the education of fellows in recognized medical training programs, programs that educate the public on health care topics, and support for educational and policy making conferences and meetings. Educational grants are provided to institutions; not individual people. Refer to Third Party Conferences (BCS 8) for the support of medical congresses or conferences that relate to Medtronic products and therapies.

Fellowships / Scholarships. Medtronic may provide educational donations to recognized medical training institutions or professional societies for fellowships and scholarship awards (to underwrite appropriate related costs such as travel, tuition, lodging, meals, etc.) in fields associated with Medtronic products and therapies, so long as they relate to a bona fide educational need of the fellow and his or her institution.

The selection of fellows should be within the discretion of the teaching institutions at which they will be trained. Donations must be provided to either the teaching institution or the fellow’s home institution (where and to the extent that the teaching institution charges tuition or costs to the home institution for the fellowship program), not to individual fellows. Grants may not be tied to an institution’s purchase of Medtronic’s products, or otherwise be based on an institution’s past or potential future, undefined use of Medtronic’s products or services.

Scientific Research Grants. Medtronic funds scientific research including, for example, donations to support basic scientific research and general research grants to study new therapeutic uses of approved devices. However, Medtronic will not use such research for the purpose of unlawfully promoting uses of our products and therapies that have not been approved. Generally, the funding of research protocols related to Medtronic products and therapies should be carried out as an agreement under BCS 6 rather than a donation under this Business Conduct Standard. Other guidelines and requirements may apply to decisions for funding such research protocols, such as the need for review by appropriate Medtronic scientific personnel or an External Research Program board.

Fundraising Events. Medtronic may support a healthcare organization’s fundraising event (for example, a golf outing or a formal gala) when the grantee is a registered charity and at least a portion of the donation qualifies for a charitable tax deduction. The tickets may be used by Medtronic employees or Medtronic guests who are not Customers, or they may be given back to the charity. See the International Procedures or U.S. BCS Playbook for more details.

Global Business Conduct Policy	Page 5 of 8

Prior Approval. All Customer-related grants and donations require prior approval under BCS approval procedures before a commitment may be made to the recipient. Donation / grant requests must be reviewed to ensure that a funding proposal has a permissible purpose, regardless of the volume or value of purchases made by, or anticipated from, the recipient and that funding is not used as a reward for prior sales or inducement for future sales. In general, it is not appropriate to provide retrospective financial support for research, educational or other projects already completed. Donations made to privately owned medical institutions require careful review to ensure appropriate project budgeting for use of funds.

Standard 4 | Educational Items and Gifts

Except in the very limited circumstances below, the giving of gifts to Customers is generally prohibited. Medtronic may occasionally provide items that have a genuine educational function or benefit patients, such as textbooks or anatomical models, if they are modest in value and in accordance with the national and local laws, regulations and industry and professional codes of conduct of the country where the Customer is located. It is never appropriate to give items such as cash or cash equivalents, or personal items (e.g., clothing, perfume, iPods, iPads, iPhones, etc.).

Medtronic adheres to industry codes of ethics regarding whether it is appropriate to provide gifts to a Customer or a Customer’s close family member. Consult the BCS International Procedures or Playbook for country-specific standards on items that may be appropriate to give to Customers as well as monetary limits on such gifts.

The description and purpose of items given to Customers should be documented and approved on an expense report or through a comparable authorization process.

Standard 5 | Business Meetings

We conduct business meetings with Customers to discuss features or other important aspects of Medtronic products or therapies, product-related service concerns, sales terms, contracts, patient access to therapies and other business topics. We do not use business meetings to promote our products or therapies in a manner that would be inappropriate under local law.

Business Purpose. A business meeting is defined as a meeting held with one or more Medtronic employees or independent sales representatives and a Customer for one of the following business purposes:

•	discussion of product features; instruction on the use or other aspects of Medtronic products, therapies or services;

•	product or service-related concerns;

•	sales terms;

•	contracts;

•	coding and reimbursement;

•	patient access to therapies; or

•	other bona fide scientific, educational or business topics relevant to Medtronic.

Often, these meetings occur at or close to the Customer’s place of business and require either time away from the clinic or a commitment of the Customer’s non-working time. We host such business meetings only at settings that are conducive to bona fide scientific, educational or business discussions. In addition to providing occasional modest meals and refreshments in connection with such meetings, when necessary we may pay for reasonable travel costs and modest lodging of meeting attendees. Costs for such meetings must be in accordance with the respective country limits.

Plant tours and other such product- or manufacturing-oriented business meetings with Customers must follow the processes that have been previously reviewed and approved by Compliance/Legal. See the applicable BCS International Procedures or Playbook for more detail.

For more guidance on meals provided in the context of a third-party conference or training session, see BCS 7 or BCS 8, as appropriate.

Entertainment. Medtronic may not provide or pay for any entertainment or recreational event, such as golfing, attendance at sporting events, theatre, etc. for a Customer. This includes paying for, contributing to or holding parties for Customers for the purpose of celebrating a non-business event, such as a holiday, retirement, promotion, etc.

Expense Reporting. For payment of meals/transport, it is the responsibility of the involved employee and the employee’s manager to confirm the appropriateness of the type and amount of the event. The description and purpose of meals and related transportation should be documented and approved on an expense report or through a comparable authorization process.

BCS Spending Limits. For detailed information on meal limits, please see the BCS International Procedures or Playbook.

Standard 6 | Services Arrangements

Business Purpose and Need. Services agreements with Customers must be entered into only where a specific, legitimate business purpose and need for services in the areas of training and education; product research and development; advisory services; or clinical research is identified in advance and documented. For example:

•	Agreements to obtain services from Customers must match the business need of a specific project for required services.

Global Business Conduct Policy	Page 6 of 8

•	Research or Clinical Trial Agreements to conduct non-clinical or clinical research, including post-market outcome studies, must be based on a demonstrable need for data.

•	Intellectual Property agreements must be based on a Customer having made, or the expectation that a Customer will make, a novel, significant, or innovative contribution to the development of a product, technology, process or method.

Limitations. The use of Customer service providers is limited:

•	Customer service providers may not be paid to endorse or otherwise recommend the purchase, use or ordering of Medtronic products.

•	Customer service providers may be retained to speak, write and present training and education programs, but are subject to local legal restrictions on product promotion.

See the BCS International Procedures and Playbook for more detail on the process required to be followed in advance of entering into discussions with a Customer about a potential agreement.

Selection of Customer service providers must be on the basis of the Customer’s qualifications, expertise and capacity to address the identified purpose. While it is possible that the qualifications for a task could include experience with, usage of, or familiarity with a Medtronic product or therapy, the selection of a Customer service provider may not be used to reward past usage or constitute an unlawful inducement.

Compensation may not exceed the fair market value of services provided. Fair market value must be assessed in accordance with requirements of the country where the Customer normally practices (in the case of an individual Customer) or is located (in the case of an institutional Customer). Compensation must be structured on a measurable basis, such as payment based on a daily, hourly or per-project rate, deliverables or milestones. Compensation paid to a Customer service provider may not be based on the volume or value of the Customer’s past, present or anticipated business.

Services agreements must be in writing, must describe all services to be provided, must be approved in advance following the appropriate process and signed by the parties, including an appropriate Medtronic approver as indicated in the BCS International Procedures or Playbook, and entered into prior to the start of services and payment. Agreements providing for general services or services on an as-needed basis with payment prior to receipt of services (“retainer agreements”) are prohibited. In addition to the written agreement, the responsible business person must maintain accurate files documenting the services or intellectual property received in exchange for Medtronic’s payments.

Any reimbursement for reasonable travel expenses should be paid, whenever possible and practical, directly to the hotel, airline, and travel agency and not to the Customer. If not paid directly, any reimbursement should be supported by original receipts or other supporting documentation. No payments for the Customer’s family members are permitted. Medtronic should not arrange for the travel or lodging of a Customer’s guests or family members.

Consultant Meetings. The venue and circumstances for meetings with consultants should be appropriate to the subject matter of the consultation. Hospitality that occurs in conjunction with a consultant meeting should be modest, in accordance with the respective country limits, and should be subordinate in time and focus to the primary purpose of the meeting.

Medtronic must comply with applicable national and local laws with regard to the disclosure, transparency or approval requirements to any third parties associated with engaging Customers as service providers. See the BCS International Procedures and Playbook for local requirements as well as the detail on compensating for travel time.

Standard 7 | Training and Education

Purpose. Medtronic may organize sessions with Customers for the purpose of instruction, education and training to explain the safe and effective use of Medtronic products. This education and training includes “hands on” product training as well as education on topics associated with the appropriate use of our products, therapies and related services and support programs. This may involve training and education on:

•	how to use or implant a Medtronic product;

•	indications or therapies appropriate for use of a Medtronic product;

•	the technical features, properties, quality and/or design characteristics of a Medtronic product;

•	disease states treated by Medtronic products;

•	the benefits and risks of use of the product and appropriate precautions for use;

•	the appropriate use of the product in the continuum of care; and

•	product-related reimbursement support and economic outcomes.

Training and education must generally constitute a substantial majority of the program on each program day.

Appropriate Setting. Training and education programs are to be conducted in appropriate settings - places that are conducive to the program’s training and education purpose, convenient for the attendees and reasonable in cost. See the BCS International Procedures or Playbook for more detail on appropriate training locations.

Travel Expenses. Where appropriate, we subsidize Customers’ expenses to travel to Medtronic-conducted training and education programs. Lodging, setting, meals and refreshments provided in conjunction with training and education programs must be modest and in accordance with the applicable country limits and must not overshadow the training and education purpose of the program.

Global Business Conduct Policy	Page 7 of 8

Payments to Customers to conduct Medtronic training and education sessions and reimbursement of travel expenses must be under a written agreement and in accordance with BCS 6. Medtronic may not pay an honorarium fee for simply attending a Medtronic training and education event.

Prior Approval. Training and education programs involving Customer travel must be reviewed and approved according to a written process that requires prior approval of the course content, agenda (covering all events from arrival to departure), budget, location/venue types and numbers of attendees and faculty. Agenda items may not include uses of our products or therapies that would be inappropriate under local law, nor may agendas include entertainment or recreation.

Faculty may include qualified Medtronic sales personnel, other Medtronic technical experts, as well as healthcare professionals with the proper qualifications and expertise to conduct the training and education.

Standard 8 | Third-Party Conferences

Purpose. Medtronic may support independent educational, scientific and policymaking conferences and professional meetings that promote scientific knowledge, advance the practice of medicine and enhance the delivery of effective healthcare if they are generally recognized and respected within the medical community and relate to our products and therapies. The rules and practices in supporting third party conferences vary greatly by geography, but regardless of region, Medtronic never provides funding support for purposes of rewarding a Customer’s past purchases or improperly influencing future ones.

Rules for Funding Conferences by Medtronic U.S.

Conferences in the U.S. – Medtronic’s funding must be consistent with the rules of the body accrediting the educational activity. This means:

•	Faculty selection and content development must be at the sole discretion of the conference organizer;

•	Medtronic does not directly support the attendance of U.S. Customers at U.S. conferences by paying admission fees, honoraria or travel and lodging.

However, Medtronic may provide grants to conference organizers to reduce overall conference costs, defray faculty costs and expenses, support modest meals or receptions and allow attendance by healthcare professionals-in-training, or Medtronic may give a grant to a training institution to allow an HCP-in-training to attend a third-party conference or professional meeting.

Conferences outside the U.S. – Proposed sponsorship of such conferences requires review under the BCS process in the geography of the conference site. See the BCS Playbook for further detail, including the rules on U.S. Customers attending third-party conferences occurring outside the U.S.

Rules for Funding Conferences by Medtronic International

Where permitted under national and local laws, regulations and professional codes of conduct, and with prior approval, Medtronic may provide financial support to cover the cost of conference attendance by individuals who are Customers. Such financial support should be limited to the conference registration fee and reasonable travel, meals and accommodation costs relating to attendance at the event. Medtronic must ensure full compliance with national and local laws with regard to the disclosure or approval requirements associated with such sponsorship and where no such requirements are prescribed, shall nevertheless maintain appropriate transparency, for example, by requiring prior written notification of the sponsorship is made to the hospital administration, the individual Customer’s superior or other locally-designated competent authority.

Note that Eucomed has established a process to approve conferences occurring in Europe which Medtronic will use as a guide for determining conference support. See the International Procedures for further detail.

Standard 9 | Activities Benefiting Patient Care

Reimbursement Support. Patient access to our products and therapies depends on the availability of timely and complete coverage, reimbursement, and health economic information. Where appropriate, Medtronic may provide this information to Customers, payors and patients, provided such reimbursement support is accurate, objective and related to Medtronic products, therapies, procedures and services. We may also collaborate with Customers, patients and organizations representing their interests, to achieve government and commercial payor coverage and adequate reimbursement levels that allow patients to access Medtronic products and therapies.

Medtronic-provided reimbursement support may never suggest mechanisms for either billing for services that are not medically necessary or that facilitate fraudulent practices to achieve inappropriate reimbursement.

Other Activities to Support Patient Access. Medtronic also undertakes other activities to support patient access to our products and therapies to improve patient outcomes. Medtronic may engage in market development activities and conduct educational and awareness programs with its customers. In addition, Medtronic may provide health and disease management programs that include the provision of items, services and provider and patient health management tools such as critical pathways, remote monitoring and patient compliance and education support.

Global Business Conduct Policy	Page 8 of 8

Last updated: 23 May 2012

Additional information

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© 2014 Medtronic, Inc.

EXHIBIT D

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks (********) denote omissions.

Alachua, Florida	Policy	Document No.: 3418 Revision No.: R0 Supercedes: N/A Effective Date: 11/28/05
Title: RTI Domestic Return Policy

This return policy is applicable in all cases where grafts are supplied by RTI Biologics, Inc. (RTI) to a healthcare facility.

RTI cannot accept grafts for return unless RTI has issued a Return Authorization Number. Please do not return grafts without this number.

The healthcare facility is responsible for all shipping costs.

FROZEN TISSUE

Frozen Tissue will not be accepted for return by RTI except under the following conditions:

1.	The healthcare facility informs RTI within 48 hours of initial receipt that the graft(s) did not meet receiving requirements.

Authorized returns of frozen tissue must be returned in an unopened (without violation of tamper evident tape) 5-day RTI validated cooler received at RTI within the 5-day time span.

A ******** restocking fee will apply to all accepted returns unless related to a valid complaint or per contract agreement.

2.	The grafts did not meet storage condition requirements.

3.	The healthcare facility becomes aware of a latent defect – (A defect that is not discoverable by reasonable or customary inspection).

In any of the above instances, a complaint investigation may be initiated.

FREEZE DRIED TISSUE

Freeze-dried tissue will be accepted for return by RTI only if the following conditions are met:

1.	The healthcare facility informs RTI, within 5 days of initial receipt, that the graft (s) did not meet receiving requirements.

Authorized graft returns must be in their original, sealed packaging.

A ******** restocking fee will apply to all accepted returns unless related to a valid complaint with exception of HTO Wedges, consignment tissue, or contract agreement.

2.	The grafts did not meet storage condition requirements.

3.	The healthcare facility becomes aware of a latent defect – (A defect that is not discoverable by reasonable or customary inspection).

For Use By Affiliates of RTI

This document contains proprietary information. It may not be reproduced or disclosed without prior written approval.

>>THE USER OF THIS DOCUMENT IS RESPONSIBLE FOR CHECKING THE CURRENT EFFECTIVE DATE BEFORE USING THIS DOCUMENT>>

Printed 02/27/14

Confidential Treatment Requested

Alachua, Florida	Policy	Document No.: 3418 Revision No.: R0
Title:

CREDIT

No credit will be issued until and unless the evaluation of the returned graft (s) indicates the return/complaint is valid. Restocking fees will be subtracted from applicable credit.

PROCEDURES

•	For any RTI tissue-related return or complaint, contact the RTI Customer Service Department at 800-624-7238 to receive a Return Authorization Number.

•	All returns require:

•	tissue ID number (s) (Note: If the tissue number is unknown, all possible tissue numbers that could be applicable for that graft must be provided).

•	original packaging

•	Detailed explanation of the reason for the return.

•	Credit cannot be issued without this information.

•	No credit will be issued until the evaluation of returned tissue indicates the return/complaint is valid. The healthcare facility has the right to request a copy of the return evaluation report in case of dispute.

•	When returning the tissue, the Return Authorization Number must be marked on the outside of the shipping package before shipping to RTI.

•	Return Authorization Numbers will remain open for ten business days from issuance. After 10 days, if the graft(s) have not been received, contact will be made with the healthcare facility to inquire about the return. If no response is received, the Return Authorization will be cancelled, the return will not be accepted, and no applicable credit issued.

•	All opened grafts much be treated as potential biohazards and must be shipped according to applicable shipping guidelines. The graft (s) must be placed in a doubled leak-proof bag labeled and designed for bio hazardous material. The outer (second) bag should be protected from potential contamination. The double-bagged product should then be placed into a sturdy outer package of corrugated fiberwood, wood, metal or rigid plastic of a minimum size of 7x4x2. This can be a plain cardboard box of FedEx Clinical Pack.

•	Any opened grafts that have been exposed to a known infectious disease will need to be packaged in conjunction with IATA, DOT, FAA, OSHA and CDC packing instruction guidelines for shipping known infectious disease substances, and this information must be conveyed to customer services.

Ship To:	RTI Biologics, Inc.
Attn: Returns 11621 Research Circle
Alachua, FL 32615

For Use By Affiliates of RTI

This document contains proprietary information. It may not be reproduced or disclosed without prior written approval.

>>THE USER OF THIS DOCUMENT IS RESPONSIBLE FOR CHECKING THE CURRENT EFFECTIVE DATE BEFORE USING THIS DOCUMENT>>

Printed 02/27/14

EXHIBIT E

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks (********) denote omissions.

Exhibit E

Agreement Qtr	1	2	3	4	5	6	7	8	9
Calendar Qtr	Nov-Jan 2014	Feb-April 2014	May-July 2014	Aug-Oct 2014	Nov-Jan 2015	Feb-April 2015	May-July 2015	Aug-Act 2015	Nov-Jan 2016
********	********	********	********	********	********	********	********	********	********
********	********	********	********	********	********	********	********	********	********
********	********	********	********	********	********	********	********	********	********